UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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PMC Commercial Trust

(Name of Registrant as Specified In Its Charter)

Not Applicable

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PMC COMMERCIAL TRUST
17950 Preston Road, Suite 600
Dallas, Texas 75252
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Dear Shareholder:
You are invited to attend the Annual Meeting of Shareholders of PMC Commercial Trust (the “Meeting”), to be held at 17950 Preston Road, Suite 270, Dallas, Texas, on Friday, June 10, 2011, at 1:00 p.m., Central Daylight Time. The purpose of the Meeting is as follows:
1:	To elect the five trust managers nominated in the proxy statement to serve for a one-year term, and until their successors are elected and qualified.

2:	To approve an amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan.

3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

4:	To hold an advisory vote on executive compensation.

5:	To hold an advisory vote on the frequency of the advisory vote on executive compensation.

6.	To transact such other business as may properly come before the Meeting and any postponement(s) or adjournment(s) thereof.
The Board of Trust Managers has fixed the close of business on April 15, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. A form of proxy card and a copy of our annual report to shareholders for the fiscal year ended December 31, 2010 are enclosed with this notice of Meeting and proxy statement.
Your proxy vote is important to us and our business. I encourage you to complete, date, sign and return the accompanying proxy whether or not you plan to attend the Meeting. If you plan to attend the Meeting to vote in person and your shares are in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

Sincerely,
/s/ Lance B. Rosemore
Lance B. Rosemore
Chief Executive Officer and President

April 27, 2011
Important Notice Regarding the Availability of Proxy Materials for our
Annual Meeting of Shareholders to be Held on June 10, 2011.
Our proxy statement is available on our website at www.pmctrust.com/proxy and our annual report to shareholders for the year ended December 31, 2010 is available on our website at www.pmctrust.com/annualreport.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
Friday, June 10, 2011
PMC Commercial Trust
17950 Preston Road, Suite 600
Dallas, Texas 75252
The Board of Trust Managers (the “Board”) of PMC Commercial Trust (the “Company,” “us,” “we” or “our”) is soliciting proxies to be used at the 2011 Annual Meeting of Shareholders to be held at 17950 Preston Road, Suite 270, Dallas, Texas 75252, on Friday, June 10, 2011, at 1:00 p.m., Central Daylight Time (the “Meeting”). This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended December 31, 2010 are first being mailed to shareholders on or about April 28, 2011. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.
Only shareholders of record as of the close of business on April 15, 2011 are entitled to notice of and to vote at the Meeting. As of April 15, 2011, we had 10,569,554 common shares of beneficial interest (the “Shares”) outstanding. Each holder of record of Shares on the record date is entitled to one vote on each matter properly brought before the Meeting for each Share held.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
1.	What is a proxy?
It is your legal designation of another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers, Jan F. Salit and Barry N. Berlin, as proxies for the Meeting.
2.	What is a proxy statement?
It is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy card designating Jan F. Salit and Barry N. Berlin as proxies to vote on your behalf.
3.	What is the difference between a shareholder of record and shareholder who holds Shares in street name?
If your Shares are registered in your name, you are a shareholder of record. If your Shares are held in the name of your broker or bank, your Shares are held in street name and you are a beneficial owner.
4.	How do I attend the Meeting? What do I need to bring?
If you are a shareholder of record, you will need to bring a photo ID with you to the Meeting.
If you own Shares in street name, bring your most recent brokerage statement with you to the Meeting. We can use your statement to verify your ownership of Shares and admit you to the Meeting; however, you will not be able to vote your Shares at the Meeting without a legal proxy, as described in question 5. You will also need to bring a photo ID.
Please note that cameras, sound or video recording equipment, cellular telephones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed at the Meeting.
5.	How can I vote at the Meeting if I own Shares in street name?
You will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the Meeting. You will not be able to vote your Shares at the Meeting without a legal proxy.
Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Meeting and vote in person or legally appoint another proxy to vote on your behalf.
If you do not receive the legal proxy in time, you can follow the procedures described in question 4 to attend the Meeting. However, you will not be able to vote your Shares at the Meeting.

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6.	What Shares are included on the proxy card?
If you are a shareholder of record on April 15, 2011, you will receive one proxy card for all the Shares you hold in each single account, regardless of whether you hold them:
•	In certificate form, or
•	In book entry form.
If you receive more than one proxy card it generally means you hold Shares registered in more than one account. Please sign and return all of the proxy cards you receive to ensure that your Shares are voted.
7.	What constitutes a quorum?
The presence, in person or represented by proxy, of a majority of the Shares (at least 5,284,778) entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. However, if a quorum is not present at the Meeting, the chairman of the Meeting or the shareholders entitled to vote at the Meeting, present in person or represented by proxy, have the power to adjourn the Meeting until a quorum is present or represented.
8.	What different methods can I use to vote?
By Written Proxy. All shareholders can vote by written proxy card received with this proxy statement.
In Person. All shareholders of record may vote in person at the Meeting. Street name holders may vote in person at the Meeting if they have a legal proxy, as described in question 5.
9.	What is the record date and what does it mean?
The record date for the meeting is April 15, 2011. The record date is established by the Board as allowed by the Texas Business Organizations Code (“Texas Law”). Owners of record of Shares at the close of business on the record date are entitled to:
•	receive notice of the Meeting; and
•	vote at the Meeting and any adjournments or postponements of the Meeting.
10.	What can I do if I change my mind after I return my proxy card?
Returning your proxy card will in no way limit your right to vote at the Meeting if you later decide to attend in person.
Shareholders can revoke a proxy prior to the completion of voting at the Meeting by:
•	giving written notice of revocation to the Corporate Secretary of the Company;
•	delivering a later-dated proxy; or
•	voting in person at the Meeting (unless you are a street name holder without a legal proxy, as described in question 5).
11.	Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all shareholders in confidence from trust managers, officers and employees except:
•	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•	in case of a contested proxy solicitation;
•	if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
•	to allow inspectors of election to certify the results of the vote.
We will also continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and inspectors of election to certify results.

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12.	What are my voting choices when voting for trust manager nominees, and what vote is needed to elect trust managers?
In the vote on the election of five trust manager nominees to serve until the 2012 Annual Meeting of Shareholders, until their successor has been duly elected and qualified, or until the earliest of their death, resignation or retirement, shareholders may;
•	vote in favor of all nominees;
•	vote in favor of specific nominees;
•	vote against all nominees;
•	vote against specific nominees;
•	abstain from voting with respect to all nominees; or
•	abstain from voting with respect to specific nominees.
The affirmative vote of two-thirds of the votes cast at the Meeting is required to elect trust managers.
The Board recommends a vote FOR each of the nominees.
13.	What are my voting choices when voting on the proposal to approve the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan?
In the vote on the proposal to approve the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan, shareholders of record may:
•	vote in favor of the proposal to approve the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan;
•	vote against the proposal to approve the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan; or
•	abstain from voting on the proposal to approve the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan.
The affirmative vote of a majority of the votes cast at the Meeting is required to approve the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan.
The Board recommends a vote FOR the approval of the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan.
14.
What are my voting choices when voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm, and what vote is needed to ratify their appointment?

In the vote on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, shareholders of record may:
•	vote in favor of the ratification;
•	vote against the ratification; or
•	abstain from voting on the ratification.
The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.
The Board recommends a vote FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm.
15.	What are my choices when voting, on an advisory basis, on the compensation of our named executive officers, and what vote is needed to adopt the proposal?
In the advisory vote on the compensation of our named executive officers, shareholders of record may:
•	vote in favor of the compensation of our named executive officers;
•	vote against the compensation of our named executive officers; or
•	abstain from voting on the executive compensation proposal.

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The affirmative vote of a majority of the votes cast at the Meeting is required to approve the executive compensation proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding executive compensation.
The Board recommends a vote FOR the executive compensation proposal.
16.
What are my choices when voting, on an advisory basis, on the frequency of the advisory vote on the compensation of the Company’s named executive officers, and what vote is needed to adopt the proposal?

In the advisory vote on the frequency of the advisory vote on executive compensation, shareholders of record may:
•	vote in favor of the advisory vote on the compensation of our named executive officers being conducted every year;
•	vote in favor of the advisory vote on the compensation of our named executive officers being conducted every two years;
•	vote in favor of the advisory vote on the compensation of our named executive officers being conducted every three years; or
•	abstain from voting on the frequency of the advisory vote on executive compensation.
The option of one year, two years or three years that receives the highest number of votes cast at the Meeting will be the frequency of the advisory vote on the compensation of our named executive officers that has been approved by shareholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding the frequency of the advisory vote on executive compensation.
The Board recommends a vote to hold an advisory vote on executive compensation every TWO YEARS.
17.	What if I do not specify a choice for a matter when returning a proxy?
Shareholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:
•	FOR the election of all trust manager nominees;
•	FOR the approval of the amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan;
•	FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm;
•	FOR the advisory vote on the executive compensation proposal; and
•	FOR holding an advisory vote on executive compensation every two years.
18.	How are abstentions and broker non-votes counted?
If on the record date your shares were held through a broker, bank or other agent and not in your name, then you are a “beneficial owner.” If you are a beneficial owner, your shares are held in street name, as is the case for most of the Company’s shareholders. As a beneficial owner, you should have received a form with the voting instructions from the organization holding your account, rather than from the Company, and you have the right to direct how the shares in your account are to be voted. Please complete and mail the voting instruction form as instructed to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet if permitted by your bank, broker or other agent by following the instructions provided in the Notice of Availability of Proxy Materials or voting instruction form. As a beneficial owner, you are also invited to attend the annual meeting. However, since you are not a shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your bank, broker or other agent. Follow the instructions from your broker, bank or other agent included with the proxy materials, or contact your bank, broker or other agent to request such form of proxy.

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If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of the New York Stock Exchange (the “NYSE”), that organization may exercise discretionary authority to vote on routine proposals (such as the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm) but may not vote on non-routine proposals (such as the approval of the amendment and restatement of the 2005 Equity Incentive Plan, the election of trust managers and the advisory votes). As a beneficial owner, you will not be deemed to have voted on such non-routine proposals. The shares which cannot be voted by banks, brokers or other agents on non-routine matters are called broker non-votes. Broker non-votes will be deemed present at the annual meeting for purposes of determining whether a quorum exists for the annual meeting. Broker non-votes will make a quorum more readily obtainable, but will not be counted as votes cast. Abstentions will be counted as Shares that are present and entitled to vote for the purpose of determining the presence of a quorum and will be treated as present and a vote against any matter described herein.
19.	Does the Company have a policy regarding trust managers’ attendance at the Annual Meeting of Shareholders?
The Company does not have a policy regarding trust managers’ attendance at Annual Meetings of Shareholders. All of the trust managers except Dr. Martha Rosemore Morrow attended the 2010 Annual Meeting of Shareholders.
20.	Can I access the Notice of Annual Meeting, Proxy Statement and Annual Report on the Internet?
The Notice of Annual Meeting and Proxy Statement are available on our website at www.pmctrust.com/proxy and our Annual Report for the year ended December 31, 2010 is available at www.pmctrust.com/annualreport.
21.	How are proxies solicited and what is the cost?
We will bear all expenses incurred in connection with the solicitation of proxies. We have not engaged any solicitor to assist with the solicitation of proxies. In accordance with SEC rules, we will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of Shares.
Our trust managers, officers and employees may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.
IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.
GOVERNANCE OF THE COMPANY
Board of Trust Managers
Pursuant to our Declaration of Trust and our Bylaws, our business, property and affairs are managed under the direction of our Board. Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board and executive officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Board members have complete access to the Company’s management team and the independent registered public accounting firm. The Board and each of the key committees — Audit, Compensation and Nominating and Corporate Governance — also have authority to retain, at the Company’s expense, outside counsel, consultants or other advisors in the performance of their duties. The Company’s Corporate Governance Guidelines require that a majority of the Board be independent within the meaning of standards established by the stock exchange on which the Company’s Shares are traded. The Company’s Shares are currently traded on the NYSE Amex.
Board Leadership Structure; Board Role in Risk Oversight
Leadership Structure. Our Board does not have a formal policy regarding the leadership structure of the Company but instead believes that the leadership structure of a company may be determined based on a number of different factors and circumstances including, the company’s position, history, size, culture, board size and composition. Since the Company’s formation in 1993, Mr. Lance B. Rosemore has served as our Chief Executive Officer and as our Chairman of the Board since June 2008. At this time, our Board believes that Mr. Rosemore’s combined role as Chief Executive Officer and the Chairman of our Board enables the Company to benefit from Mr. Rosemore’s significant institutional and industry knowledge and experience while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost.

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Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes the Company and its shareholders are best served by our current leadership structure. Our Board believes that it is able to provide effective independent oversight of the Company’s business and affairs, including risks facing the Company, through the leadership of our lead independent trust manager, the independent committees of our Board and the other corporate governance structures and processes the Company has in place.
We have a lead independent trust manager, Mr. Nathan G. Cohen, who plays an active role on our Board and is vested with significant responsibilities that an independent chairman of the board would otherwise perform. These responsibilities include, without limitation:
•	ability to call meetings or executive sessions of the Board;
•	presiding at meetings of the Board at which the Chairman is not present;
•	calling, developing the agenda for and presiding over executive sessions of the independent trust managers, and taking the lead role in communicating any feedback to the Chairman, as appropriate;
•	serving as principal liaison between the independent trust managers and the Chairman;
•	facilitating communication between the independent trust managers and management;
•	communicating with trust managers between meetings when appropriate;
•	consulting with the Chairman regarding information, agenda and schedules of the meetings of the Board;
•	being available, when necessary or appropriate, for consultation and direct communication with shareholders and other external constituencies;
•	serving as a contact for shareholders who wish to communicate with the Board other than through the Chairman; and
•	oversight of our Sarbanes-Oxley director of compliance.
Four of our five currently serving trust managers are non-management trust managers, and three of these trust managers are independent under the NYSE Amex listing standards. All of our trust managers are free to call a meeting or executive session of our Board, suggest the inclusion of items on the agenda for meetings of our Board or raise subjects that are not on the agenda for that meeting. In addition, our Board and each committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board also holds executive sessions of only independent trust managers in order to promote discussion among the independent trust managers and assure independent oversight of management. Our lead independent trust manager presides over these executive sessions.
Moreover, our Board has three committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, all of which are comprised entirely of independent trust managers and also perform oversight functions independent of management. Among various other responsibilities set forth in committee charters, (i) the Compensation Committee oversees the annual performance evaluation of the Company’s Chairman and Chief Executive Officer and other executive officers, (ii) the Nominating Committee monitors the size and composition of the Board and its committees and adopts criteria for recommending candidates for election or re-election to the Board and its committees and (iii) the Audit Committee oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The chair of each of these committees is responsible for directing the work of the committee in fulfilling these responsibilities.
The Board, through the Nominating and Governance Committee, annually evaluates the Board leadership structure in light of the Company’s changing requirements and circumstances to ensure that it remains the most appropriate structure for the Company and its shareholders. At this time, the Company continues to believe its current leadership structure consisting of a Chairman who also serves as Chief Executive Officer, a lead independent trust manager and three Board committees separately chaired by and comprised solely of independent members of our Board remains the most appropriate leadership structure for the Company and its shareholders.

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Risk Oversight. Companies are exposed to a variety of risks. The primary risks that we are exposed to are liquidity risk, real estate risk and interest rate risk. Our entire Board oversees risk management, however, the Audit Committee exercises primary responsibility for overseeing the Company’s risk management control.
Our Board exercises its risk oversight function through (i) the review and discussion of reports to the Board and its committees on topics relating to the risks that the Company faces, including, among others, market conditions, liquidity availability, delinquency trends, foreclosure activity, compliance with debt covenants, access to debt and equity capital markets, existing and potential legal claims and various other matters relating to the Company’s business and financial condition, (ii) the required approval by the Board (or a committee thereof) of significant transactions and other decisions, including, among others, material acquisitions and dispositions of properties and new credit facilities, (iii) the direct oversight of specific areas of the Company’s business by the Compensation, Audit and Nominating and Corporate Governance Committees and (iv) regular reports from the Company’s auditors and other outside consultants regarding various areas of potential risk. The entire Board also regularly discusses the identified risks the Company faces and the implementation of strategies to minimize such risks. The Board may also refer a specific risk to one of the Board’s committees for particular oversight if the risk falls within the committee’s specific area of responsibility or oversight. Examples include:
•	the Audit Committee reviews the financial and internal control over financial reporting risks; and
•	the Compensation Committee considers the primary risks associated with the Company’s compensation programs to make sure such programs do not encourage excessive risk taking.
The Board also relies on management to bring significant matters to its attention. The Company has a risk management program overseen by Jan F. Salit, the Company’s Chief Operating Officer, who reports directly to the Board. Material operating and other risks are identified and prioritized by management and reported to the Board for oversight of the risk.
The Board believes that the Company’s current leadership structure, including the independent committee oversight function and the open access of the Board to the Company’s Chief Operating Officer, Chief Financial Officer and other officers as the Board determines is appropriate, supports the oversight role of the Board in the Company’s risk management.
Statement on Corporate Governance
The Company is dedicated to establishing and maintaining high standards of corporate governance. The Board has implemented many corporate governance measures designed to serve the long-term interests of our shareholders and further align the interests of trust managers and management with the Company’s shareholders.
Executive Sessions. Pursuant to the Company’s Corporate Governance Guidelines, the independent trust managers meet in separate executive sessions at least three times a year. The trust managers may invite the Chief Executive Officer or others, as they deem appropriate, to attend a portion of these sessions.
Contacting the Board. The Board welcomes your questions and comments. If you would like to communicate directly with the Board, or if you have a concern related to the Company’s business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the Secretary of the Company or you may call the Ethics Hotline at 1-800-292-4496. All communications will be forwarded to the chairman of our Audit Committee and/or the Assistant Secretary of the Company, as appropriate, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded.

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Code of Business Conduct and Ethics. The Board has adopted a Code of Business Conduct and Ethics that applies to all trust managers, officers and employees, including the Company’s principal executive officer and principal financial and accounting officer and a Code of Ethical Conduct for Senior Financial Officers (collectively, the “Codes of Conduct”). The purposes of the Codes of Conduct are to:
•	promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company; and
•	promote compliance with all applicable rules and regulations that apply to the Company and its officers and trust managers.
If the Board amends any provisions of either Code of Conduct that applies to the Company’s Chief Executive Officer or senior financial officers or grants a waiver in favor of any such persons, the Company intends to satisfy its disclosure requirements by promptly publishing the text of the amendment or the specifics of the waiver on its website at www.pmctrust.com.
The Company intends to continue to act promptly to incorporate not only the actual requirements of rules adopted with respect to corporate governance matters but also additional voluntary measures it deems appropriate. Charters for the Audit, Compensation and Nominating and Corporate Governance Committees and the Company’s Corporate Governance Guidelines and Codes of Conduct may be viewed on the Company’s website at www.pmctrust.com under the “Corporate Governance” section. In addition, the Company will mail copies of the Corporate Governance Guidelines to shareholders upon their written request.

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BOARD OF TRUST MANAGERS
General Meetings
During the fiscal year ended December 31, 2010, the Board held four general meetings and one special meeting. In addition, the independent members of the Board met from time to time on a non-compensated basis. Each of the trust managers attended all meetings held by the Board and all meetings of each committee of the Board on which such trust manager served during the fiscal year ended December 31, 2010. The Company’s policy is to encourage members of the Board to attend the meetings in person. All members of the Board except for Dr. Morrow attended the 2010 Annual Meeting of Shareholders.
Committees
During the 2010 fiscal year, the Board had three standing committees: an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Audit Committee. The Audit Committee currently consists of Mr. Nathan G. Cohen (chairman), Mr. Barry A. Imber and Mr. Irving Munn. The Audit Committee is comprised entirely of trust managers who meet the independence and financial literacy requirements of the NYSE Amex listing standards as well as the standards established under the Sarbanes-Oxley Act of 2002. In addition, the Board has determined that Mr. Imber qualifies as an “audit committee financial expert” as defined in SEC rules.
The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, performance and independence, and the performance of the Company’s internal audit function. In accordance with its charter, the Audit Committee has sole authority to appoint and replace the independent registered public accounting firm, who report directly to the Committee, approve the engagement fee of the independent registered public accounting firm and pre-approve the audit services and any permitted non-audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. The Audit Committee holds separate executive sessions, outside the presence of executive management, with the Company’s independent registered public accounting firm. The Audit Committee held four regular quarterly meetings and one other meeting during the fiscal year ended December 31, 2010.
Compensation Committee. The Compensation Committee currently consists of Mr. Irving Munn (chairman), Mr. Barry A. Imber and Mr. Nathan G. Cohen. The Compensation Committee is comprised entirely of trust managers who meet the independence requirements of the NYSE Amex listing standards. The Compensation Committee’s responsibilities include:
•	establishing the Company’s general compensation philosophy;
•	overseeing the Company’s compensation programs and practices, including incentive and equity-based compensation plans;
•	reviewing and approving executive compensation plans in light of corporate goals and objectives;
•	evaluating the performance of the Chief Executive Officer in light of these criteria and establishing the Chief Executive Officer’s compensation level based on such evaluation;
•	evaluating the performance of the other executive officers and their salaries, bonus and incentive and equity compensation;
•	administration of the Company’s equity and benefit plans;
•	reviewing the adequacy of the Company’s succession planning and organizational effectiveness; and
•
reviewing and making recommendations concerning proposals by management regarding compensation, bonuses, employment agreements and other benefits and policies with respect to such matters for employees of the Company.

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The Compensation Committee has the authority to retain counsel and other experts or consultants including the sole authority to select and retain a compensation consultant and to approve the fees and other retention terms of any consultant. The Compensation Committee met four times during the fiscal year ended December 31, 2010.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Mr. Barry A. Imber (chairman), Mr. Nathan G. Cohen and Mr. Irving Munn. The Nominating Committee’s duties include adopting criteria for recommending candidates for election or re-election to the Board and its committees and considering issues and making recommendations regarding the size and composition of the Board. The Nominating Committee will also consider nominees for trust manager suggested by shareholders in written submissions to the Company’s Secretary in compliance with the nomination procedures set forth below. The Nominating Committee met one time during the fiscal year ended December 31, 2010.
Trust Manager Nomination Procedures
Trust Manager Qualifications. The Company’s Nominating Committee has established policies for the desired attributes of the Board as a whole. The Board will ensure that a majority of its members are independent under NYSE Amex listing standards. Each trust manager generally may not serve as a member of more than six other public company boards. Each member of the Board must possess the individual qualities of integrity and accountability, informed judgment, financial literacy, high performance standards and must be committed to representing the long-term interests of the Company and its shareholders. In addition, trust managers must be committed to devoting the time and effort necessary to be responsible and productive members of the Board. The Board does not have a formal policy with regard to the consideration of diversity in identifying trust manager nominees. However, the Board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience and strives to nominate trust managers so that as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business.
Identifying and Evaluating Nominees. The Nominating Committee periodically assesses the appropriate number of trust managers comprising the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. The Nominating Committee may consider those factors it deems appropriate in evaluating trust manager candidates including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other board members and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating Committee. In considering candidates for the Board, the Nominating Committee evaluates the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Nominating Committee, does not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee considers candidates for the Board from any reasonable source, including current board members, shareholders, professional search firms or other persons. The Nominating Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.
Shareholder Nominees. The Nominating Committee will consider properly submitted shareholder nominees for election to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Such nominations may be made by a shareholder entitled to vote who delivers written notice along with any other additional information and materials reasonably required by the Company to the Secretary of the Company not later than the close of business on the 90th day, and not earlier than the close of business on the 120th day, prior to the anniversary of the preceding year’s meeting. For the Company’s annual meeting of shareholders in 2012, the Secretary must receive this notice not earlier than February 11, 2012, and prior to the close of business on March 12, 2012.
Any shareholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “—Trust Manager Qualifications.” The nominee’s written consent to the nomination should also be included with the nomination submission, which should be addressed to: PMC Commercial Trust, 17950 Preston Road, Suite 600, Dallas, Texas 75252, Attn: Secretary.

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Independence of Trust Managers
Pursuant to the Company’s Corporate Governance Guidelines, which require that a majority of our trust managers be independent within the meaning of the NYSE Amex corporate governance standards, the Board undertook a review of the independence of trust managers nominated for election at the Meeting. In making independence determinations, the Board observes all criteria for independence established by the SEC, the NYSE Amex and other governing laws and regulations. During this review, the Board considered transactions and relationships between each trust manager or any member of his or her immediate family and the Company, including (if applicable) those reported under “Related Person Transactions.” As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trust manager is independent.
As a result of this review, the Board affirmatively determined that all of the trust managers nominated for election at the Meeting are independent of the Company and its management with the exception of the management member of the Board, Mr. Lance B. Rosemore, and his sister, Dr. Martha Rosemore Morrow.
Qualifications of Trust Managers
The Nominating and Corporate Governance Committee, in recommending the nominees for election as trust managers, considered the knowledge, experience, integrity and judgment of each nominee; the potential contribution of each nominee to the diversity of backgrounds, experience and competencies which the Board desires to have represented; and each nominee’s ability to devote sufficient time and commitment to his or her duties as a trust manager. The Nominating and Corporate Governance Committee also took into account an understanding of the Company’s business and the specific core competencies or technical expertise necessary to staff Board committees.
Since each nominee for trust manager is currently on our Board, the Nominating and Corporate Governance Committee also considered the significant contributions that each such individual has made to our Board and its committees during his or her tenure as a trust manager. The Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group which can best serve the Company’s business and financial interests and represent the shareholder interests through the exercise of sound judgment and diversity of experience. The Nominating and Corporate Governance Committee believes that each of the nominees possesses the knowledge, experience, integrity and judgment necessary to make independent decisions and a willingness to devote adequate time to Board duties. In addition, the Corporate Governance Committee believes that each of the nominees brings his or her own particular experiences and set of skills, giving the Board, as a whole, competence and experience to perform its obligations and responsibilities.
Additional biographical and other information concerning the trust managers can be found on page 13. Set forth below is a summary description of the experiences, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that each such person is qualified to serve as a trust manager.
Nathan G. Cohen has held various executive positions and responsibilities for over 30 years. Mr. Cohen is proficient in preparing and analyzing financial information and working with independent accountants. Mr. Cohen is experienced in finance and establishing and maintaining banking relationships and credit facilities. He has been a trust manager for 17 years and has extensive knowledge of the company’s business and operations. Mr. Cohen has also held numerous leadership positions with various civic organizations and has served on the boards of directors or executive committees and as president of several other professional and community organizations. Currently, he is also able to devote substantial time and focus to the matters requiring the attention of the lead independent trust manager and in such capacity has committed significant time and effort to the oversight of the internal control, financial disclosure responsibilities of the Board and serving as primary liaison between management and the independent members of the Board.
Martha Rosemore Morrow has owned and operated three professional optometric offices since 1975, which has given her extensive experience in executive and employee management and a variety of other skills necessary to own and operate a business. In addition, Dr. Morrow brings significant leadership skills from being a managing partner of a company that provides services to over 120 nursing homes. As a founder and board member of the Company’s prior investment manager in 1979 and as a trust manager since May 1996, Dr. Morrow also brings extensive knowledge of the company’s business and operations.

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Barry A. Imber recently retired from an accounting and advisory practice that he owned and operated since 1982. In addition, from 2007 to 2009, he performed trustee responsibilities including oversight of the operation of an auto dealership in South Florida. In addition to possessing the skills required to own and operate an accounting practice, his qualifications include an extensive understanding of the preparation and analysis of financial statements. In addition, Mr. Imber has an extensive background in advising clients in the areas of accounting and financial services. Mr. Imber has also served as president and on the boards of directors of various professional and community organizations. He is a member of the American Institute of Certified Accountants and the Florida Institute of Certified Public Accountants. Mr. Imber’s experience has led our Board to determine that he is an “audit committee financial expert” as that term is defined in SEC rules.
Irving Munn is a certified public accountant and has owned and operated a public accounting firm since 1990. He is also a certified financial planner and has also owned and operated a financial planning and investment advisory firm. In addition to possessing the skills required to own and operate businesses, he also has expertise in the preparation and analysis of financial statements, strategic planning, profitability analysis and other elements of business management. Mr. Munn’s advisory experience has given him knowledge regarding a variety of financial issues.
Lance B. Rosemore, our President and Chief Executive Officer, carries out the strategic plans and policies established by the Board and provides direction and leadership toward the achievement of our goals and objectives. Mr. Rosemore has served as our President and Chief Executive Officer since our inception in 1993. In addition, during his tenure, he also has had oversight responsibility for business development, human resources, quality assurance, regulatory compliance, corporate compliance and public relations. Mr. Rosemore’s experience has given him in-depth knowledge of our operations and significant experience in financial and executive management, strategic planning, business integration and in dealing with the many regulatory aspects of our business.

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PROPOSAL ONE — ELECTION OF TRUST MANAGERS
At the Meeting, five trust managers will be elected by the shareholders, each trust manager to serve for a one year term, until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement. The affirmative vote of two-thirds of the votes cast at the Meeting is required to elect trust managers.
The persons named in the enclosed proxy will vote your Shares as you specify on the enclosed proxy form. If you return your properly executed proxy but fail to specify how you want your Shares voted, the Shares will be voted in favor of the nominees listed below. The Board has proposed the following nominees for election as trust managers at the Meeting. All nominees are currently serving as trust managers whose term will expire at the Meeting. No trust manager was selected for nomination at the 2011 Meeting as a result of any arrangement or understanding between that trust manager and any other person. The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board that such person should serve as a trust manager of the Company.

			Trust Manager
Nominee’s Name	Age	Principal Occupation	Since
Nathan G. Cohen	65	Mr. Cohen was the Chief Financial Officer of Institution Solutions LLC, a third person administrator, from June 2005 through December 2006. He remains President, since August 2001, of Consultants Unlimited, a management and financial consulting firm. From November 1984 to 2001, he was the Controller of Atco Rubber Products, Inc.	May 1994
Martha Rosemore Morrow	59	Dr. Morrow has practiced optometry for 37 years in Russellville, Alabama and is the President of the Alabama Optometric Association Foundation. Dr. Morrow was a director of PMC Capital, Inc. (“PMC Capital”)[1], our affiliate, from 1984 to February 2004. Dr. Morrow is the sister of Mr. Lance B. Rosemore.	May 1996
Barry A. Imber	64	Mr. Imber was a principal of Imber and Company, Certified Public Accountants, or its predecessor, from 1982 until August 2010 when he sold the accounting practice. He currently provides consulting services to Imber and Company. Mr. Imber was previously a trust manager of PMC Commercial from September 1993 to March 1995 and a director of PMC Capital from March 1995 to February 2004.	February 2004
Irving Munn	62	Mr. Munn has been the President of Munn & Morris Financial Advisors, Inc. since July 1999. He has been a registered representative with Raymond James Financial Services since 1997. Mr. Munn was a principal of Kaufman, Munn and Associates, P.C., a public accounting firm, from 1991 to November 2000 and President from 1993 to November 2000. He was the President of Irving Munn, P.C., a public accounting firm from November 2000 to December 2009. He is currently Vice President of Gummer, Munn & Associates LLC, a public accounting firm into which Irving Munn, P.C. was merged in during December 2009. Mr. Munn is a certified public accountant and certified financial planner.	September 1993
Lance B. Rosemore	62	Mr. Rosemore has been President, Chief Executive Officer and Secretary of PMC Commercial since June 1993 and Chairman of the Board of Trust Managers since June 2008. He was the Chief Executive Officer of PMC Capital from May 1992 to February 2004 and President of PMC Capital from 1990 to February 2004. Mr. Rosemore was a director and the Secretary of PMC Capital from 1983 to February 2004. Mr. Rosemore is the brother of Dr. Martha Rosemore Morrow.	June 1993
The Board unanimously recommends that you vote FOR the election of each trust manager as set forth in Proposal One. Proxies solicited by the Board will be so voted unless you specify otherwise in your proxy.

[1]	The Company acquired PMC Capital pursuant to a merger in 2004.

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EXECUTIVE OFFICERS
Other than Dr. Martha Rosemore Morrow being the sister of Lance Rosemore, there is no family relationship among any of the trust managers or executive officers. No executive officer was selected as a result of any arrangement or understanding between that executive officer and any other person. All executive officers are elected annually by, and serve at the discretion of, the Board. The following table sets forth the current executive officers of the Company.

Name	Age	Current Title
Lance B. Rosemore	62	President, Chief Executive Officer and Secretary
Barry N. Berlin	50	Executive Vice President and Chief Financial Officer
Jan F. Salit	60	Executive Vice President, Chief Operating Officer, Chief Investment Officer and Treasurer
Business Experience
For the business experience of Mr. Lance B. Rosemore, see “Proposal One — Election of Trust Managers.”
Barry N. Berlin has been Executive Vice President of the Company since October 2008 and Chief Financial Officer of the Company since June 1993. Mr. Berlin was also Chief Financial Officer of PMC Capital from November 1992 to February 2004. From August 1986 to November 1992, he was an audit manager with Imber and Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.
Jan F. Salit has been Chief Operating Officer and Treasurer of the Company since October 2008, Executive Vice President of the Company since June 1993, and Chief Investment Officer and Assistant Secretary since January 1994. He was also Executive Vice President of PMC Capital from May 1993 to February 2004 and Chief Investment Officer and Assistant Secretary of PMC Capital from March 1994 to February 2004. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

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SECURITY OWNERSHIP OF TRUST MANAGERS AND EXECUTIVE OFFICERS
The following table sets forth certain information regarding the beneficial ownership of our Shares as of April 15, 2011 by (1) each person known by us to own beneficially more than 5% of our outstanding Shares, (2) all current trust managers, (3) each current named executive officer and (4) all current trust managers and current executive officers as a group. Unless otherwise indicated, the Shares listed in the table are owned directly by the individual, or by both the individual and the individual’s spouse. Except as otherwise noted, the individual had sole voting and investment power as to Shares shown or, the voting power is shared with the individual’s spouse. All individuals set forth below have the same principal business address as the Company.

				Percent of
		Unexercised	Common	Common
	Common	Options	Shares Owned	Shares Owned
Name	Shares Owned	Exercisable	Beneficially	Beneficially
Lance B. Rosemore (1)	207,149	5,500	212,649	2.0%

Barry N. Berlin(2)	31,044	4,500	35,544	*

Jan F. Salit(3)	27,670	4,500	32,170	*

Nathan G. Cohen(4)	13,270	—	13,270	*

Martha Rosemore Morrow(5)	350,272	—	350,272	3.3%

Barry A. Imber(6)	23,080	—	23,080	*

Irving Munn(7)	11,970	—	11,970	*

Trust Managers and Executive Officers as a group (7 persons)	664,455	14,500	678,955	6.4%

*	Less than 1%.

(1)
Includes 7,601 Shares held in the name of his children, 81,023 Shares held jointly with his spouse, 4,786 Shares held in an IRA, 14,755 Shares held in trust for the benefit of Mr. Rosemore and his children, 2,442 Shares held by a partnership for the benefit of Mr. Rosemore and his children, 1,569 Shares held in an IRA by Mr. Rosemore’s spouse and 5,135 restricted shares.

(2)	Includes 211 Shares held in the name of his child, 6,823 Shares held jointly with his spouse and 5,133 restricted shares.

(3)	Includes 612 Shares held in an IRA and 5,133 restricted shares.

(4)	Includes 1,700 Shares held in the name of his spouse and 833 restricted shares.

(5)
Includes 77,495 Shares held in an IRA, 14,171 Shares held in a trust for the benefit of Dr. Morrow, 5,845 Shares held individually and 833 restricted shares. All remaining Shares are held by a partnership of which Dr. Morrow is the sole manager.

(6)	Includes 3,274 Shares held in an IRA for the benefit of his child, 1,202 Shares held in an IRA and 833 restricted shares.

(7)	Includes 833 restricted shares.

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COMPENSATION DISCUSSION AND ANALYSIS
General
The Compensation Committee’s philosophy for compensating named executive officers is that a compensation system reflecting the Company’s financial performance and shareholder return and encouraging ownership of our shares by the named executive officers will best align the interests of its named executive officers with the objectives of the Company and its shareholders. The Compensation Committee designed the Company’s compensation program to meet its objective of rewarding performance measured by the creation of value for shareholders. In accordance with this philosophy, the Compensation Committee oversees the implementation of the compensation system designed to promote the Company’s financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent by making a portion of an executive officer’s compensation dependent upon the Company’s and such executive’s performance. The Company’s executive compensation program includes the following compensation elements:
•
Base salary. The salaries for the named executive officers are determined following an assessment of each executive’s level of responsibility and experience, individual performance and contributions to the Company.

•
Annual Cash Bonus Incentives. Annual incentives are determined by the performance of the executive, the executive’s department, as applicable, and the financial performance of the Company as a whole based on profitability and balance sheet metrics and in relation to its peers.

•
Long-Term Equity Incentives. Grants of restricted shares and/or share options are designed to motivate individuals to enhance the long-term profitability of the Company and the value of its shares. Awards of long-term incentive compensation require the executives to focus on the Company’s long-term strategic growth and prospects, as well as to require the executives to share the risk of poor performance with our shareholders.

The Compensation Committee does not allocate a fixed percentage to each of these elements, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates the executives to provide outstanding service to the Company. In addition, even though a portion of the executive’s compensation is influenced by the Company’s performance, the Compensation Committee has a general philosophy of providing some consistency in amounts of compensation provided by each of the three elements. This philosophy results in less significant increases or decreases in the amount of compensation paid from year-to-year and lessens the immediate effect of the Company’s performance on executive compensation from year-to-year. In addition, the Compensation Committee assessed the reasonableness of the compensation package as a whole provided to each named executive officer, and considers whether the amount of total compensation is excessive given the Company’s performance, current economic trends, and the compensation paid to executive officers of other mortgage and specialty finance public real estate investment trusts (“REITs”).
In 2010, the Compensation Committee evaluated the compensation of Mr. Berlin and Mr. Salit, and administered all employee benefit plans established by the Company. In 2010, the Compensation Committee recommended and approved the base salary of Mr. Rosemore and recommended to the Board the compensation of Messrs. Berlin and Salit. The Board made all final compensation decisions regarding Messrs. Berlin and Salit, after receiving the Compensation Committee’s recommendations.
Compensation Policies and Practices and Risk Management
Each year, the Compensation Committee conducts an analysis of the Company’s compensation practices and policies to determine whether such policies and practices encourage imprudent risk taking by our executive officers and employees in an effort to maximize their compensation. In 2010, the Compensation Committee determined that the Company’s compensation policies and practices do not encourage improper risk taking. In making such determination, the committee considered:
•
A portion of the Company’s annual incentive compensation is equity-based long-term compensation that vests over a period of two years. This vesting period encourages officers to focus on sustaining our long-term performance. These grants are made annually, so officers always have unvested awards that could decrease significantly in value if our business is not managed for the long-term.

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•
The Company does not offer significant short-term incentives to its officers or employees that might incentivize excessive risk taking at the expense of long-term company value. While commissions are paid to our business development officers as part of their compensation packages, payment of the full commission is contingent upon certain criteria being satisfied. These commissions are also a smaller percentage of total compensation than commissions paid by certain other lenders.

•
As discussed above, the Compensation Committee’s general philosophy is based on consistency, which results in less significant increases or decreases in the amount of compensation paid from year-to-year and lessens the immediate effect of the Company’s performance on executive compensation from year-to-year, which encourages long-term sustained performance and does not encourage excessive risk taking motivated by short-term performance.

The Company’s compensation policies and practices have been evaluated to make sure they do not encourage our officers and employees to take risks that are not in our long-term best interest. Based upon this review, the Company believes that its compensation policies and practices achieve a balance between compensating its officers and employees for their performance while minimizing excessive risk taking.
Identification of Named Executive Officers
The Company’s named executive officers for whom compensation information is disclosed in this proxy statement are Lance B. Rosemore, Barry N. Berlin and Jan F. Salit.
Role of Management in the Compensation-Setting Process
Certain of the Company’s named executive officers play a role in the compensation-setting process. In 2010, our Chief Executive Officer made recommendations to the Compensation Committee concerning the compensation of Messrs. Berlin and Salit. The Chief Executive Officer’s recommendations to the Compensation Committee influence the base salary, potential annual bonus, and the granting of long-term equity incentive compensation to each of these executive officers. While the Compensation Committee gives much weight to the Chief Executive Officer’s opinion, the Compensation Committee makes its own recommendation for each element of these executive officers’ compensation. The final decision for all elements of the Company’s compensation to Messrs. Berlin and Salit is ultimately made by the Board based upon the recommendations of the Compensation Committee. The Compensation Committee is responsible for approving all compensation to Mr. Rosemore.
In 2010, the Compensation Committee also consulted the Chief Financial Officer as to his judgment of the Company’s financial status as a whole before making final decisions concerning salary and long-term equity incentive awards. Both the Chief Financial Officer and the Chief Operating Officer provided input to the Compensation Committee regarding the Company’s financial status prior to the establishment of the aggregate cash bonus pool.
Our Chief Executive Officer provides to each named executive officer, at least annually, an informal evaluation and review of the individual contributions of the executive to the business of the Company. The Chief Financial Officer and Chief Operating Officer do not conduct individual evaluations of other executives.
Chief Executive Officer Compensation
Mr. Rosemore’s current annual salary, as established by his employment agreement, was set by the Compensation Committee at $446,900 effective as of July 1, 2010. Also, during 2010 he was awarded a cash bonus of $65,000 which was paid in December 2010.
Use of Independent Consultants
The Compensation Committee reviews the overall compensation program to assure that it is reasonable and, in consideration of all the facts, including practices of comparably sized REITs, adequately recognizes performance tied to creating shareholder value and meets overall Company compensation and business objectives. The Compensation Committee has historically not utilized the services of an independent advisor or other compensation consultant when determining the appropriate compensation packages for the Company’s named executive officers. Instead, the Compensation Committee believes that it may rely upon the Company’s accounting and human resource departments to provide sufficient information necessary to make the compensation decisions. The Company has relied upon its own internal resources to compile publicly available information concerning peer companies and the practices and trends in its industry, and anticipates continuing to do so. The group of peer companies consists of other specialty finance REITs, hospitality companies and other REITs that are comparable in size to the Company. These companies include: BRT Realty Trust; Capital Lease Funding, Inc.; Capital Trust, Inc.; Deerfield Capital Corp.; Dynex Capital, Inc.; and New York Mortgage Trust. If the Compensation Committee determines that using an independent consultant in the future is desirable, however, the Compensation Committee’s Charter does allow for the use of such a consultant and the Compensation Committee is empowered to contract this work to an appropriate third party.

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Base Salary
The Compensation Committee has historically met mid-year, typically in May, to review the base salary and long-term incentives provided to our named executive officers for the twelve-month period ending on June 30 of that year. At that meeting, the Compensation Committee typically reviews and to the extent deemed appropriate may change the base salary of all or some of the named executive officers for the upcoming twelve month period beginning July 1. It is anticipated that the Compensation Committee will transition all of its executive compensation decisions, including determinations of base salaries to its December meeting, commencing December 2011.
The predominant factors considered by the Compensation Committee in recommending base salaries for the applicable named executive officers are: (1) the performance of the Company, measured by both financial and non-financial objectives, (2) individual accomplishments, (3) the responsibilities of the officer and any planned change of responsibilities for the forthcoming year and (4) the salary required to retain the named executive officer. The Compensation Committee also considers the following factors, which may vary in weight from year-to-year: (1) salaries paid for similar positions within the real estate and REIT industry as disclosed in public filings, and (2) the proposed base salary relative to that of other of the Company’s executive officers. The Compensation Committee does not directly tie salaries to those paid by comparable companies; the information relating to the peer companies is one of several guidelines used to assess the reasonableness of the compensation paid by the Company. Base salaries paid in calendar year 2010 are quantified below in the Summary Compensation Table.
In May 2010, the Compensation Committee reviewed and recommended to the Board a 5% increase in the base salary of Mr. Rosemore, which the Board approved. The Compensation Committee discussed the current economic conditions, the Company’s performance, and whether given the general economic outlook, any additional raise in salary was appropriate. During 2010, employee salaries were generally increased for 3% cost of living adjustments and to reward performance of employees over the past two years since the Company’s reduction in force.
The Compensation Committee also recommended 5% increases in the base salaries for Messrs. Berlin and Salit in amounts intended to reward each of them for performance and additional responsibilities over the past two years since the Company’s reduction in force, which the Board also approved. The Compensation Committee believed it was appropriate, consistent with Mr. Rosemore and the company’s employees, to approve these increases in base salary.
Annual Management Cash Bonus Incentive
The Compensation Committee administers the Company’s annual cash bonus arrangements which are designed to compensate key management personnel for reaching certain performance milestones and to aid the Company in attracting, retaining and motivating personnel required for the Company’s continued performance. The Compensation Committee’s general philosophy of providing some consistency in compensation amounts, and avoiding significant changes in the amount of compensation paid from year-to-year, results in less significant increases or decreases in the amount of cash bonuses than might otherwise be paid and has the effect of moderating the extent to which the annual cash bonus is tied to the Company’s performance. For 2010, bonuses of $194,000 were approved for the named executive officers, Messrs. Rosemore, Berlin and Salit. The aggregate of the bonus approved for these three officers in 2008 was $150,000 and in 2009 was $180,000. In light of current economic conditions and the performance of the executives with regard to their increase in responsibilities as a result of the Company’s cost reduction initiatives, the Compensation Committee determined that the total amount of bonuses to be earned by the named executive officers in 2010 should be more than the amount earned in 2009, based on the factors set forth below, including the relative performance of the Company compared to its peers, and the total compensation earned by each named executive officer. Therefore, for 2010, the Compensation Committee approved a cash bonus of $65,000 for Mr. Rosemore and $64,500 for each of Messrs. Berlin and Salit, all of which were approved by the Board. This approach resulted in Mr. Rosemore earning $5,000 more than the bonus he earned in 2009 and Messrs. Berlin and Salit each earning approximately $4,500 more than the bonus he earned in 2009. The bonus arrangements for all other employees differ in that the Compensation Committee only approves the aggregate amount of bonuses payable to all other employees. The aggregate amount approved with respect to the bonus arrangement for all other employees is then approved by the Chief Executive Officer.

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Although determinations with respect to base salary and long-term incentives have typically been made with respect to the twelve-month period beginning July 1, annual cash bonus incentives are instead earned and paid with respect to the calendar year. Therefore, the Compensation Committee has historically met in the last quarter of each year to review the performance of each of the named executive officers for the year and the performance of the Company in the preceding three quarters (and the Company’s anticipated performance in the fourth quarter of the year). It is anticipated that commencing in December 2011, the Compensation Committee will transition all executive compensation decisions to its December meeting. At that meeting the Compensation Committee will determine base salary, long-term incentives and the amount of annual bonuses to be recommended to the Board. The annual bonuses for the named executive officers approved by the Board are paid in either December of the year approved or January of the following year at the discretion of the named executive officer. Annual bonuses paid with respect to calendar years 2008, 2009 and 2010 are quantified below in the Summary Compensation Table.
Bonuses are discretionary. To the extent paid, bonuses for the named executive officers are primarily based upon a review of the performance of the Company, individual accomplishments, responsibilities of the officer, bonuses paid for similar positions within the real estate and REIT industry, dividends paid, stock price and the annual bonus paid to the named executive officer for the prior year. In addition, changes in responsibilities of the named executive officer, if any, factor into the determination of bonus for the named executive officer. The Chief Executive Officer may also recommend an increase or decrease to the annual bonus for each named executive officer based upon the performance of the executive and the Company during the calendar year and, to some extent, the relative performance of the Company compared to its peers.
Long-term Equity Incentives
The Compensation Committee is responsible for administration of the 2005 Equity Incentive Plan (the “Plan”), and establishes the number of options granted and restricted shares awarded. The purpose of the Plan is to encourage and enable the named executive officers, employees and non-employee Board members to acquire a proprietary interest in the Company, thus furthering their interest in stimulating the growth and prosperity of the Company. In keeping with the Compensation Committee’s philosophy to provide long-term equity incentives to named executive officers and other key employees, it is anticipated that restricted share awards and share options will be granted to named executive officers and other key employees on a periodic basis.
The number of shares available under the Plan was initially 500,000, though this number is subject to adjustment upon the occurrence of corporate transactions such as recapitalizations or share splits. As of December 31, 2010, there were 306,000 shares available for grant under the Plan. The Compensation Committee has the authority to select the eligible recipients, the number of shares to be granted, to modify an award from time to time, and to set the rules and guidelines of administration for the Plan. The Compensation Committee also has the sole discretion to impose forfeiture provisions upon certain terminations, or accelerated vesting upon a change in control.
At the mid-year meeting of the Compensation Committee, it has historically reviewed the long-term incentives then held by the Company’s named executive officers and determined the terms of new long-term equity incentives to be awarded to executives of the Company. The awards were then presented to the Board for approval at the Board meeting immediately following the Annual Meeting of Shareholders. It is anticipated that as discussed above, commencing in December 2011, the Compensation Committee will transition all executive compensation decisions, including determinations relating to awards of long-term equity incentives to its December meeting.
In 2010, when determining the number of restricted shares to be granted to each of Messrs. Rosemore, Berlin and Salit, the Compensation Committee was primarily influenced by its objective for the grant date fair value of the restricted share awards to be equal to a fixed dollar amount. This objective results in more shares being granted when the Company’s share price is relatively low, and fewer shares being granted when the Company’s share price is relatively high. The Compensation Committee does not use the number of restricted shares granted as an incentive in itself, but views the granting of equity as an incentive for the named executive officers to manage the Company such that its share price will appreciate, thereby benefiting all of the Company’s shareholders. The Compensation Committee has established a two-year vesting period for the restricted shares because it believes that the restricted shares provide an incentive for the named executive officers to maximize the Company’s financial performance over the long term.

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During 2010 each of the named executive officers received 2,700 restricted shares, each with a grant date of June 12, 2010. The terms of these awards are described in greater detail in the narrative following the Grants of Plan-Based Awards in 2010 table. Individual grants were made by the Compensation Committee based upon recommendations of the Chief Executive Officer and the Compensation Committee’s own deliberations as to the individual’s overall level of compensation.
The Company generally grants equity awards to the named executive officers in the form of restricted shares, instead of share options, and expects to continue to do so in the future. This practice was adopted in part because it aligned the Company with its peers, and in part because restricted shares result in equity ownership by the named executive officer, thereby aligning the executives’ interest with the Company’s other shareholders, instead of simply giving the executives an interest in share price appreciation, which may result from granting of share options.
Severance and Change in Control Agreements
The Compensation Committee believes that severance and, in select circumstances, change in control arrangements, are necessary to attract and retain the talent necessary for our long-term success. However, the Compensation Committee does not view severance programs for named executive officers as an additional element of compensation. Rather, the Compensation Committee believes that severance programs allow the Company’s named executive officers to focus on duties at hand and provide security should their employment be terminated through no fault of their own. Currently, all of the named executive officers are covered by severance provisions in their employment agreements.
Each of our named executive officers has entered into an agreement with the Company (which is discussed under “Executive Compensation—Employment Agreements”) pursuant to which he is granted enhanced severance benefits. The Compensation Committee believes that these arrangements are appropriate and consistent with similar provisions agreed upon between comparable sized public companies and their executive officers. The employment agreements are discussed in greater detail below in the section entitled “Executive Compensation—Potential Payments Upon Termination or Change in Control.”
Other Compensation Plans
The Company maintains a profit sharing plan that includes a defined contribution plan (the “401(k) Plan”) and a discretionary plan (the “Profit Sharing Plan”) that is intended to satisfy the tax qualification requirements of Section 401(a) of the Internal Revenue Code. The Company’s full time employees, including the Company’s named executive officers, are eligible to participate in the 401(k) Plan and are permitted to contribute a portion of their eligible compensation for purposes of the 401(k) plan (subject to the applicable statutory limits of $16,500, or $22,000 for eligible participants over the age of 50, in calendar year 2010). All amounts deferred by a participant under the 401(k) Plan’s salary reduction feature vest immediately in the participant’s account. While the Company may (but is not required to) make “matching contributions” under the 401(k) Plan, none were made during fiscal 2010. In lieu of 401(k) “matching contributions,” pursuant to the Profit Sharing Plan, the Board elected to make a discretionary contribution of approximately $216,000 during the plan year ended December 31, 2010, $199,000 during the plan year ended December 31, 2009 and $207,000 during the plan year ended October 31, 2008. Contributions to the Profit Sharing Plan are available to all full-time employees who meet the eligibility requirements of the plan. In general, vesting in the Profit Sharing Plan occurs ratably between years two to six of employment.
Indemnification Agreements
We have entered into an indemnification agreement with each of our trust managers and named executive officers. These agreements provide for the Company to, among other things, indemnify such persons against certain liabilities that may arise by reason of their status or service as trust managers or named executive officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such person under any trust managers’ and officers’ liability insurance policy the Company chooses, in its discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under applicable indemnification rights statutes in the State of Texas and shall be in addition to any other rights the individual may have under the Company’s Declaration of Trust, Bylaws and applicable law. Management believes these indemnification agreements enhance the Company’s ability to attract and retain knowledgeable and experienced executives and independent, non-management trust managers.

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Tax Considerations
Code Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct for federal income tax purposes in any one year with respect to the Company’s Chief Executive Officer, and the next three highest paid executives. However, performance-based compensation that meets certain requirements is excluded from the $1,000,000 limitation. The Compensation Committee is aware of this tax law, but believes that none of the executive officers currently receives compensation at or near the $1,000,000 maximum. The Compensation Committee will continue to keep this provision in mind for future compensation decisions, and will take measures to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has (1) reviewed and discussed the foregoing Compensation Discussion and Analysis (“CD&A”) with the Company’s Chief Executive Officer and Chief Financial Officer; and (2) based upon the review and discussion, recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.
This report is submitted by the following members of the Compensation Committee:
Irving Munn (Chair)
Barry A. Imber
Nathan G. Cohen

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EXECUTIVE COMPENSATION
Summary Compensation Table
The table below sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for the three calendar years ended December 31, 2010. The Company has entered into employment agreements with the named executive officers, which are described below under “Employment Agreements.”

Name and Principal				Share	Option	All Other
Position	Year	Salary(1)	Bonus(1)	Awards(2)(3)	Awards	Compensation(4)	Total
Lance B. Rosemore	2010	$435,372	$65,000	$22,545	$—	$58,751	$581,668
Chief Executive Officer	2009	418,903	60,000	27,839	—	67,284	574,026
	2008	408,103	50,000	28,687	—	40,790	527,580
Barry N. Berlin	2010	$293,430	$64,500	$22,545	$—	$44,883	$425,358
Chief Financial Officer	2009	282,329	59,500	27,831	—	44,194	413,854
	2008	267,621	50,000	28,687	—	41,882	388,190
Jan F. Salit	2010	$293,430	$64,500	$22,545	$—	$44,194	$424,668
Chief Operating and	2009	282,329	59,500	27,831	—	43,792	413,452
Investment Officer	2008	267,621	50,000	28,687	—	41,255	387,563

(1)	During 2010, salary and bonus as a percentage of total compensation was approximately 85% for each of the named executive officers.

(2)
As described in the CD&A, the Compensation Committee grants share and option awards on a discretionary basis. The terms of the share awards provide for dividends on non-vested Shares to be paid to the holder.

(3)
Represents the grant date fair value of stock awards for the applicable fiscal year in accordance with Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation (formerly known as Statement of Financial Accounting Standards (“SFAS”) 123. See the Grants of Plan-Based Awards table for information on awards made in 2010. These amounts do not correspond to the actual value that will be recognized as compensation by the named executive officers.

(4)
See table below for a breakdown of all other compensation. The Company has determined that the amounts of perquisites and other personal benefits paid to each of the named executive officers does not exceed $10,000.

All other compensation consisted of the following during 2010:

		Tax Qualified Deferred	Car
Name	Unused Vacation Pay	Compensation Plan	Allowance	Other	Total
Lance B. Rosemore	$18,908	$23,802	$6,600	$9,441	$58,751
Barry N. Berlin	14,481	23,802	6,600	—	44,883
Jan F. Salit	13,792	23,802	6,600	—	44,194

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Grants of Plan-Based Awards in 2010
The following table provides information concerning each grant of restricted shares and each grant of share options made to our named executive officers pursuant to our 2005 Equity Incentive Plan during 2010.

			All Other Option
		All Other Shares	Awards:		Grant Date
		Awards:	Number of	Exercise or	Fair Value of
		Number of	Securities	Base price of	Share and
		Shares or	Underlying	Option Awards	Option
Name	Grant Date	Units(#) (1)	Options (#)	($/SH)	Awards ($)(2)

Lance B. Rosemore	06/12/10	2,700	$—	$—	$22,545

Barry N. Berlin	06/12/10	2,700	—	—	22,545

Jan F. Salit	06/12/10	2,700	—	—	22,545

(1)
Represents a grant of restricted shares to the named executive officers in the amount specified. The terms of these restricted share awards are described below in the section entitled “Equity Incentive Plan Compensation.”

(2)
Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation-Stock Compensation. The grant date fair value of the restricted shares is based on the per share closing price of our common shares on June 11, 2010, which was $8.35.

Employment Agreements
We have entered into employment agreements, as amended, with each of our named executive officers, dated June 14, 2010, for employment terms that extend until the earlier of (1) the named executive officer’s 70th birthday, or (2) June 30, 2013 (the “Term”). The Term of the employment agreements are automatically extended for consecutive one-year periods unless either party provides written notice of non-renewal at least sixty (60) days prior to the end of the Term. Each of these employment agreements is substantially similar and provides for at least annual reviews by the Board of the base salaries contained therein, with a minimum salary equal to the executive’s compensation on July 1, 2010. In addition to base salary, the employment agreements provide for the following:
•
the opportunity to earn annual cash bonuses in amounts that may vary from year to year and that are based upon our performance and the performance of the executive, such bonuses to be awarded at the Board’s discretion; and

•	the same benefits and perquisites that our other officers and employees are entitled to receive.
The employment agreements authorize Messrs. Rosemore, Berlin and Salit to incur reasonable expenses for the promotion of our business. We will reimburse the executives for all such reasonable expenses incurred upon the presentation by each executive, from time to time, of an itemized account of such expenditures. The executives are entitled to such additional and other fringe benefits as the Board shall from time to time authorize, including but not limited to health insurance coverage for the executive and the executive’s spouse and dependent children, and a monthly automotive allowance of $550, which the executive is to use to obtain an automobile to be available for business purposes as needed. All operating expenses related to the automobile such as maintenance, insurance and fuel (excluding fuel for business-related travel) are the responsibility and expense of the executive.
Each employment agreement also contains severance provisions, which are discussed below in the section entitled “Potential Payments Upon Termination or Change in Control.” The employment agreements further provide that the Company will indemnify and hold the executive harmless from any loss for any corporate undertaking, as contemplated per the employment agreement, whereby a claim, allegation or cause of action shall be made against the executive in the performance of his contractual duties except for willful illegal misconduct. Said indemnification shall include but not be limited to reasonable costs incurred in defending the executive in his faithful performance of contractual duties.

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Equity Incentive Plan Compensation
The restricted share awards made to the named executive officers on June 12, 2010 were granted under our 2005 Equity Incentive Plan. Under the terms of the restricted share awards, 2,700 restricted awards as detailed in Grants of Plan Based Awards were granted to each of our named executive officers on June 12, 2010. One-third of the restricted shares were vested on the date of grant, one-third of the restricted shares will vest on June 12, 2011 and the remaining one-third of the restricted shares will vest on June 12, 2012, provided the recipient continues employment with us through the applicable vesting dates. The 2005 Equity Incentive Plan provides for the accelerated vesting of equity awards such as the restricted share awards in the event of a change in control. These acceleration provisions are described below in the section of this proxy entitled “Potential Payments Upon Termination or Change in Control.” Dividends are payable on the restricted shares at the same rate and at the same time that dividends are paid to shareholders.
Outstanding Equity Awards at Fiscal Year End
The following table provides information on the outstanding share option and restricted share awards held by the named executive officers as of December 31, 2010. Each equity grant is shown separately for each named executive officer.

	Options Award
	Number of			Share Awards
	Securities					Market value
	Underlying			Number of Shares		of Shares or
	Unexercised		Option	or Units of Stock		Units of Stock
	Options	Option Exercise	Expiration	That Have Not		That Have
Name	Exercisable (1)	Price	Date	Vested		Not Vested(4)
Lance B. Rosemore	5,500	$12.72	06/10/2011
				1,112	(2)	$9,430
				1,800	(3)	15,264
Barry N. Berlin	4,500	$12.72	06/10/2011
				1,111	(2)	$9,421
				1,800	(3)	15,264
Jan F. Salit	4,500	$12.72	06/10/2011
				1,111	(2)	$9,421
				1,800	(3)	15,264

(1)	The outstanding share option awards reported in this table were fully vested on the date of grant. Options expire five years from the date of grant.

(2)
Represents awards of restricted shares made to each of the named executive officers indicated above on June 13, 2009 which will vest on June 13, 2011, provided the named executive officer is still employed with us on that date. The vesting of these restricted shares may be accelerated as described in the “Potential Payments Upon Termination or Change in Control” section below.

(3)
Represents awards of restricted shares made to each of the named executive officers indicated above on June 12, 2010. The vesting dates of these awards are described above in the narrative entitled “Equity Incentive Plan Compensation.”

(4)	Based on the per share closing market price of $8.48 of our Shares on December 31, 2010.

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Option Exercises and Shares Vested in 2010
The following table sets forth, for each of the named executive officers, information regarding the value of restricted share awards that vested during the fiscal year ended December 31, 2010.

	Share Awards
	Number of Shares Acquired on	Value Realized on
Name	Vesting (#)(1)	Vesting ($)(2)
Lance B. Rosemore	3,261	$27,154
Barry N. Berlin	3,261	27,154
Jan F. Salit	3,261	27,154

(1)
Based on the following awards: (a) 1,250 restricted shares granted on June 14, 2008 which vested on June 14, 2010, (b) 1,111 restricted shares granted on June 13, 2009, which vested on June 13, 2010 and (c) 900 restricted shares granted on June 12, 2010, which immediately vested. The per share market price of the restricted shares were $8.35 on June 12, 2010, and June 13, 2010 and $8.29 on June 14, 2010.

(2)
Calculated as the aggregate market value on the date of vesting of the restricted shares with respect to which restrictions lapsed during 2010 (calculated before payment of any applicable withholding or other income taxes).

Pension Benefits
We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our named executive officers.
Non-qualified Deferred Compensation
We do not have any non-qualified deferred compensation plans or arrangements in which our named executive officers participate.
Potential Payments Upon Termination or Change in Control
The Company has entered into employment agreements, as amended, with each of our named executive officers that contain the following terms and provisions:
•
Cause. The Company cannot terminate the employment agreements except for: (1) the intentional, unapproved material misuse of corporate funds; (2) professional incompetence or (3) willful neglect of duties or responsibilities in either case not otherwise related to or triggered by the occurrence of any event or events described in the other employment agreement items detailed in this section.

•
Death. If the named executive officer dies during the term of employment and has not attained the age of seventy years, the Company or any third person insurance provided by the Company, through a coordination of benefits, shall pay the estate of the named executive officer a death benefit equal to two times the named executive officer’s current annual base salary at the time of death. In the event the named executive officer’s estate receives death benefits payable under any group life insurance policy issued to the Company, the Company’s liability will be reduced by the amount of the death benefit paid under such policy, so amounts actually paid could be less than those shown in the table below. The Company shall pay any remaining death benefits to the estate of the named executive officer over the course of 12 months in the same manner and under the same terms as the named executive officer would have been paid if he had still been working for the Company. In addition, no later than one month from the date of death, the estate of the named executive officer will be paid any accumulated vacation pay.

•
Disability. If unable to perform services for the Company by reason of illness or total incapacity, based on standards similar to those utilized by the U.S. Social Security Administration, the named executive officer shall receive his total annual compensation for one year of total incapacity through coordination of benefits with any existing disability insurance program provided by the Company (a reduction in salary by that amount paid by any Company provided insurance). Should the named executive officer be totally incapacitated beyond a one-year period, so that he is not able to devote full time to his employment with the Company, then the employment agreement shall terminate.

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•
Constructive Discharge. The named executive officers will incur a constructive discharge upon the occurrence of any of the following: (1) a named executive officer’s base salary is reduced below the “Minimum Rate” (as defined in the “Employment Agreement” section above), (2) a material reduction in a named executive officer’s job function, authority, duties or responsibilities, or other similar change that violates the spirit of the employment agreement, (3) a required relocation to a location more than 35 miles from the named executive officer’s job location at the time of the employment agreements’ execution, or excessive travel in comparison to other executives in similar situations or (4) any breach of the employment agreement that is not cured within 14 days following a written notice to the Company describing the situation. If the named executive officers’ job responsibilities are substantially modified as a result of one of the previous conditions, the named executive officer could resign and be entitled to be paid the Constructive Discharge Settlement in an amount equal to 2.99 times the average of the last three years total annual compensation paid to the named executive officer. All amounts payable due to a constructive discharge shall be paid to the named executive officer in a lump sum cash payment in accordance with the terms of the employment agreement, as amended.

•
Change in Control. If (1) there is a Change in Control (hereinafter defined) during a named executive’s employment period, and within 12 months following the Change in Control, the Company (or its successor) terminates the named executive’s employment without Cause as described above or the named executive terminates his employment due to Constructive Discharge as described above, (2) the Company terminates the named executive’s employment without Cause while the Company is negotiating a transaction that reasonably could result in a Change in Control or (3) the Company terminates the named executive’s employment without Cause and a Change in Control occurs within three (3) months following the date the named executive is terminated, the named executive shall be entitled to receive compensation equal to 2.99 times the average of the last three years’ total annual compensation paid to the named executive officer. All amounts payable due to a Change in Control shall be paid to the named executive officer in a lump sum cash payment in accordance with the terms of the employment agreement, as amended.

A change in control (a “Change in Control”) would be deemed to occur as a result of:
•
the ownership or acquisition (whether by a merger or otherwise) by any “Person” (as defined in the employment agreement), in a single transaction or a series of related or unrelated transactions, of beneficial ownership of more than fifty percent (50%) of the Company’s then outstanding voting securities;

•
the merger or consolidation of the Company with or into any other Person, if, immediately following the effectiveness of such merger or consolidation, Person(s) who did not beneficially own then outstanding voting securities immediately before the effectiveness of such merger or consolidation directly or indirectly beneficially own more than fifty percent (50%) of the outstanding shares of voting stock of the surviving entity of such merger or consolidation;

•	any one or a series of related sales or conveyances to any Person(s) (including a liquidation) of all or substantially all of the assets of the Company;
•	the complete liquidation or dissolution of the Company; or
•
incumbent trust managers cease to be a majority of the members of the Board where an “Incumbent Trust Manager” is (1) an individual who is a member of the Board on the date of the employment agreement or (2) any new trust manager whose appointment by the Board was approved by a majority of the persons who were already incumbent trust managers at the time of such appointment, election or approval, other than any individual who assumes office initially as a result of an actual or threatened election contest with respect to the election or removal of trust managers or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or as a result of an agreement to avoid or settle such a contest or solicitation.

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Each of the employment agreements also contains a provision governing the disclosure of information. The named executive officers are prevented, both during and following the term of the employment agreement, from disclosing information on the operating procedures or service techniques of the Company, the Company’s customer lists, or similar valuable and unique Company information. The breach or threatened breach by the named executive officer of this obligation will result in the Company being entitled to an injunction restraining such breach, and the Company may also seek the recovery of damages from the named executive officer.
The equity awards that are granted to each of the named executive officers are not governed by the employment agreements, but rather through the 2005 Equity Incentive Plan and the accompanying award agreements for each grant. The 2005 Equity Incentive Plan provides that upon either (1) the dissolution or liquidation of the Company; (2) a sale of the Company’s assets; (3) a merger, consolidation or reorganization where the outstanding shares are converted into a different kind of security or for the successor entity’s securities or (4) the sale of all the Company’s shares to an unrelated party, all unvested share options shall receive accelerated vesting. While each of the named executive officers held share options on December 31, 2010, the share options will only hold value if the option exercise price is below the current value of the shares on the date of exercise. As disclosed in the “Outstanding Equity Awards at December 31, 2010” table above, the exercise price for each of the executive’s options would be above $8.48, and thus no value is reported in the table below for the acceleration of equity awards.
The following table sets forth the amount of the Company’s payment obligation if each of the named executive officers incurred a termination on December 31, 2010 as a result of the applicable scenario. All vacation days are assumed to have been taken, and all reasonable business expenses are assumed to have been previously reimbursed for purposes of the following table. Each of the amounts in the table is the Company’s best estimate of the amounts that the executives would receive upon a termination or a change in control, but the precise amount would not be determinable until an actual termination occurred.

				Change in Control/
			Constructive	Employment
Name	Death(1)	Disability(2)	Discharge(3)	Agreement(4)
Lance B. Rosemore	$894,000	$582,000	$1,678,000	$1,721,000
Barry N. Berlin	602,000	425,000	1,223,000	1,266,000
Jan F. Salit	602,000	425,000	1,222,000	1,265,000

(1)	Amounts in this column approximate two times the annual base salary of each of the named executive officers in effect as of December 31, 2010.

(2)	Amounts in this column approximate the amount reported above in the “Total” column of the “Summary Compensation Table” with respect to the year ended December 31, 2010.

(3)
The amounts shown in this column are based upon the product of the three-year average total annual compensation and 2.99. Total annual compensation with respect to the calendar years ended December 31, 2010, 2009 and 2008 are reported above in the “Total” column of the “Summary Compensation Table.”

(4)
Includes the compensation due for Constructive Discharge plus the accelerated vesting of the 5,135 unvested restricted shares held by Mr. Rosemore and 5,133 shares held by each of Messrs. Berlin and Salit as of December 31, 2010 pursuant to the 2005 Equity Incentive Plan upon a change in control transaction. Values were calculated based on a per share closing market price of $8.48 on December 31, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee consists of members of the Board who are neither former nor current officers or employees of the Company or any of its subsidiaries. The Compensation Committee of the Board for 2010 consisted of Mr. Irving Munn, Mr. Barry A. Imber and Mr. Nathan G. Cohen.
No member of the Compensation Committee has any interlocking relationship with any other company that requires disclosure under this heading. No executive officer of the Company served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or of the Compensation Committee.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our trust managers and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, trust managers and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.
Based solely upon a review of these reports, during the fiscal year ended December 31, 2010 we believe that all SEC filing requirements applicable to our trust managers, executive officers and beneficial owner of more than 10% of the Shares were satisfied on a timely basis in 2010.
RELATED PERSON TRANSACTIONS
Approval of Related Person Transactions
The Board has adopted the following written related person transaction policy:
A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $5,000, and in which a related person had, has or will have a direct or indirect material interest.
A “Related Person” is:
Any person who was in any of the following categories during the applicable period:
•	a trust manager or nominee for trust manager;
•	any executive officer; or
•
any immediate family member of a trust manager or executive officer, or of any nominee for trust manager, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the trust manager, executive officer, or nominee for trust manager and any person (other than a tenant or employee) sharing the household of such security holder.

Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:
•	any person who is known to the Company to be the beneficial owner of more than 5% of the Shares; and
•
any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder and any person (other than a tenant or employee) sharing the household of such security holder.

A person who has a position or relationship within a firm, corporation or other entity that engages in a transaction with the Company will not be deemed to have an “indirect material interest” within the meaning of “Related Person Transaction” when:
The interest arises only:
•	from such person’s position as a director of another corporation or organization that is a party to the transaction; or
•
from the direct or indirect ownership by such person and all other persons specified in the definition of “Related Person” in the aggregate of less than 10% equity interest in another person (other than a partnership) which is a party to the transaction; or

•	from both such position and ownership; or
•
from such person’s position as a limited partner in a partnership in which the person and all other persons specified in the definition of “Related Person” have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.

Each of the Company’s executive officers is encouraged to help identify any potential Related Person Transaction.

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As part of the Company’s efforts to identify potential Related Person Transactions, the Company’s customary Trust Managers’ and Executive Officers’ Questionnaires will request information regarding potential Related Person Transactions, and the following information to identify affiliations of such persons:
•	a list of entities for which the trust manager or trust manager nominee is an employee, director or executive officer;
•	a list of entities for which the executive officer is a director;
•	each entity where an immediate family member of the trust manager, the trust manager nominee or an executive officer is an executive officer;
•
each firm, corporation or other entity in which the trust manager, trust manager nominee or an immediate family member of the trust manager or trust manager nominee is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest;

•
each firm, corporation or other entity in which the executive officer or an immediate family member is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest;

•
each charitable or non-profit organization where the trust manager, trust manager nominee or an immediate family member of the trust manager or trust manager nominee is an employee, executive officer, director or trustee; and

•	each charitable or non-profit organization where the executive officer or an immediate family member is an employee, executive officer, director or trustee.
If a new Related Person Transaction is identified, it will initially be brought to the attention of the Chief Financial Officer, who will then prepare a recommendation to the Board and/or a committee thereof regarding whether the proposed transaction is reasonable and fair to the Company.
A committee comprised solely of independent trust managers, who are also independent of the Related Person Transaction in question, will determine whether to approve a Related Person Transaction. In general, the committee will only approve or ratify a Related Person Transaction if it determines that the Related Person Transaction is reasonable and fair to the Company. In making its determination, the committee may consider, among other things, the recommendation of the individuals directly involved in the transaction and the recommendation of the Chief Financial Officer.
TRUST MANAGER COMPENSATION
The Company uses a combination of cash and share-based compensation to attract and retain qualified candidates to serve on the Board. In setting Board compensation, the Board considers, among other things, the substantial time commitment on the part of trust managers in fulfilling their duties as well as the skill level it requires of trust managers. In addition, the non-employee trust managers are reimbursed by the Company for their expenses related to attending board or committee meetings.
As of December 31, 2010, our non-employee trust managers were compensated according to the following schedule:

Annual Board retainer	$35,000
Fee for each quarterly Board meeting attended	1,500
Fee for each other Board meeting attended	1,000
Annual audit committee chairman retainer	5,000
Annual compensation committee and nominating committee chairman retainer	3,000
Annual audit committee member retainer	4,800
Fee for each committee meeting attended	1,000
Prior to August 2010, the Annual Board Retainer was $26,000 and was paid quarterly. In March 2010, each non-employee trust manager was paid for $6,500 for board services rendered during the first quarter of 2010. Effective August 2010, the Company increased the Annual Board Retainer to $35,000 and provided that it would be paid in one lump sum rather than quarterly. The Annual Board Retainer is now paid in advance and compensates the non-employee trust managers for the period beginning on the date of the annual meeting of the shareholders through the day immediately prior to the following annual meeting of the shareholders. Accordingly, the amount of retainer paid to each non-employee trust manager in 2010 was $41,500 which includes the $35,000 annual retainer and the $6,500 retainer paid in March.

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The annual audit committee chairman retainer and annual audit committee member retainer are payable quarterly. If any special committee was formed and conducted official business, each member would receive $2,500 per meeting and the chairperson would receive an annual retainer of $5,000. There were no other changes to the compensation structure.
In addition, the Company’s 2005 Equity Incentive Plan allows for the issuance of share awards at the discretion of the Compensation Committee in accordance with the plan. All share awards granted to the non-employee trust managers vested as follows: one-third on the date of grant, one-third on the first anniversary date and the remaining one-third on the second anniversary date.
Compensation for the non-employee trust managers for the year ended December 31, 2010 was as follows:

	Fees Earned or
Name	Paid in Cash(1)	Share Awards(2)	Total
Nathan G. Cohen*	$68,300	$10,437	$78,737
Barry A. Imber*	66,300	10,437	76,737
Martha Rosemore Morrow	48,500	10,437	58,937
Irving Munn*	66,300	10,437	76,737

*	Independent Director.

(1)
In March 2010, the regularly scheduled quarterly Board retainer payment in the amount of $6,500 (one forth of the then Annual Board Retainer) was paid to each member of the Board. Effective August 2010, the Company increased the Annual Board Retainer to $35,000 and each Board member was paid $28,500, which compensates the board member through the 2011 annual meeting of shareholders.

(2)
The dollar amount reported is the aggregate grant date fair value of awards granted during the year computed in accordance with defined ASC Topic 718, Compensation-Stock Compensation. Assumptions used in the calculation of these amounts are included in note 14 to the audited financial statements for the year ended December 31, 2010 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. On June 12, 2010, Messrs. Cohen, Imber, Munn and Dr. Morrow each forfeited 850 restricted shares. As of December 31, 2010, our non-employee trust managers held the following numbers of unvested share awards:

Name	Unvested Share Awards
Nathan G. Cohen	833
Barry A. Imber	833
Martha Rosemore Morrow	833
Irving Munn	833

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PROPOSAL TWO — APPROVAL OF AMENDED AND RESTATED PMC COMMERCIAL TRUST 2005
EQUITY INCENTIVE PLAN
Overview
On March 13, 2011, the Board adopted, subject to shareholder approval, an amendment and restatement of the PMC Commercial Trust 2005 Equity Incentive Plan (as amended and restated, the “Amended Plan”), which originally was approved by shareholders at the 2005 Annual Meeting of Shareholders (as originally approved, the “Plan”). The Board recommends that the Company’s shareholders approve the Amended Plan because it believes that officer and non-employee director ownership in the Company serves the best interests of all shareholders by promoting a focus on long-term increase in shareholder value. The Amended Plan continues to support this goal by increasing the flexibility the Company has in awarding equity-based compensation that meets the ongoing objective of aligning compensation with shareholder value. The Amended Plan permits the grant of share options (including non-qualified share options and incentive share options), restricted shares and restricted share units.
Any awards previously granted under the Plan will remain in effect pursuant to their terms. If shareholder approval is not received, the Plan will not be amended and restated, but rather will remain in place pursuant to its current terms and the proposed increase in the number of authorized shares available for issuance under the Plan, as well as the other proposed changes described below, will not be implemented.
The Amended Plan makes several changes related to the numbers of shares we may issue under the Amended Plan. The primary changes are:
•	Resets the maximum total number of shares we may issue to 500,000. As of April 15, 2011, 194,000 shares have been issued pursuant to the plan with 306,000 shares remaining available for issuance;
•	Provides for the issuance of Restricted Share Unit Awards, the issuance of which was not provided by the Plan;
•	Increases the aggregate number of Restricted Shares that may be granted to all executive officers during any fiscal year from 10,000 to 40,000;
•	Increases the aggregate number of Restricted Shares that may be granted to all trust managers during any fiscal year from 5,000 to 20,000; and
•	Extends the term of the Amended Plan until June 2021 (an increase of six years).
As of December 31, 2010, a total of approximately 306,000 shares remained available for issuance under the Plan. The purpose of the increase in authorized shares is to secure adequate shares to fund expected awards under our long-term incentive compensation program. Our Board of Trust Managers believes that this number represents a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program.
Summary of the Amended Plan
The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan that is attached to this proxy statement as Appendix A.
Amended Plan Administration. The Amended Plan provides for administration by the Compensation Committee of the Board (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Administrator may permit common share, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals. In addition, the Administrator may not reprice outstanding options without prior shareholder approval, other than to appropriately reflect changes in the capital structure of the Company.

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Eligibility and Limitations on Grants. All full-time officers and employees and non-employee trust managers of the Company are eligible to participate in the Amended Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Amended Plan is currently approximately 30 persons.
The maximum award of Share Options granted to anyone individual will not exceed 20,000 shares (subject to adjustment for share splits and similar events) for any calendar year period.
No grants of Non-Qualified Share Options and other Awards may be made after the tenth anniversary of the approval of the Amended Plan by the shareholders and no grants of Incentive Share Options may be made after the tenth anniversary of the March 13, 2011 approval of the Amended Plan by the Board.
Share Options. Options granted under the Amended Plan may be either Incentive Share Options (“Incentive Options”) (within the meaning of Section 422 of the Code) or Non-Qualified Share Options (“Non-Qualified Options”). Incentive Options may be granted only to employees of the Company. Options granted under the Amended Plan will be Non-Qualified Options if they (i) fail to qualify as Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Non-Qualified Options may be granted to any eligible participant.
Other Option Terms. The Administrator has authority to determine the terms of options granted under the Amended Plan. Generally, options are granted with an exercise price that is not less than the fair market value of the common shares on the date of the option grant. The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Amended Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Options granted under the Amended Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of common share that is not then subject to restrictions under any Company share plan, and that has been held by the optionee for at least one year or was purchased on the open market, and that have a fair market value equivalent to the option exercise price of the share being purchased, or, subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the share to the Company.
To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of common shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of significant shareholders.
Restricted Share Awards. The Administrator may grant common shares (at a purchase price, if any, determined by the Administrator) to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted shares. Recipients of restricted shares have the right to receive dividends with respect to those shares and to vote the shares.
Restricted Share Unit Awards. The Administrator may grant awards of Restricted Share Units under the Plan. A grant of a Restricted Share Unit is a right to receive common shares at a future date, or upon the satisfaction of such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of Restricted Share Units. Recipients of Restricted Shares Units do not have any right to vote their shares until such time as the underlying common shares have been issued to them. To the extent provided in an individual award agreement, a recipient of Restricted Share Units will have a right to receive dividend equivalent payments with regard to the underlying common shares, which may be delivered currently or on a deferred basis.

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Tax Withholding. Participants under the Amended Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold common shares to be issued pursuant to an option exercise or other award, or by transferring to the Company common shares having a value equal to the amount of such taxes.
Change of Control Provisions. The Amended Plan provides that in the event of a “change of control” as defined in the Amended Plan, except as otherwise provided in any award agreement, all outstanding Share Options will automatically become fully exercisable, common shares will be delivered with regard to Restricted Share Unit awards and all conditions and restrictions on all outstanding Restricted Share Awards will be removed.
Adjustments for Share Dividends; Mergers, etc. The Amended Plan authorizes the Administrator to make appropriate adjustments to the number of common shares that are subject to the Amended Plan and to any outstanding Share Options to reflect share dividends, share splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, all Share Options will automatically become fully exercisable, common shares will be delivered with regard to Restricted Share Unit awards, and the restrictions and conditions on all other awards will automatically be deemed waived. In addition, the Amended Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding Share Options or other awards.
Amendments and Termination. The Board of Trust Managers may at any time amend or discontinue the Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder’s consent. Any amendments that materially change the terms of the Amended Plan, including any amendments that increase the number of common shares reserved for issuance under the Amended Plan, expand the type of awards available, materially expand the eligibility to participate or materially extend the term of the Amended Plan, or materially change the method of determining fair market value, will be subject to approval by our shareholders. To the extent required by the Code to ensure that options granted under the Amended Plan qualify as Incentive Options, Amended Plan amendments shall be subject to approval by our shareholders.
New Amended Plan Benefits
No grants of share awards have been reserved for issuance under the Amended Plan. The number of shares that may be granted to executive officers and all employees including non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

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Equity Compensation Plan Information
The following table gives information about the common shares that may be issued upon the exercise of options under the Plan as of December 31, 2010. The table does not include any shares for which shareholder approval is being sought at the Meeting.

Equity Compensation Plan Information
	Number of	Weighted	Number of securities
	securities to be	average exercise	remaining available
	issued upon	price of	for future issuance
	exercise of	outstanding	under equity
	outstanding	options,	compensation plan
	options,warrants	warrants and	(excluding securities
Plan Category	and rights	rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	90,750	$10.11	306,000
Tax Aspects under the U.S. Internal Revenue Code
The following is a summary of the principal federal income tax consequences of transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.
Restricted Shares. Grantees of restricted shares generally do not recognize income at the time of grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a grantee receives an award of restricted shares, pursuant to Section 83(b) of the Code, the grantee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the grantee will not recognize any additional income. If the grantee forfeits the shares to the Company (e.g., upon the grantee’s termination prior to vesting), the grantee may not claim a deduction with respect to the income recognized as a result of the election. Dividends (if any) paid with respect to unvested restricted shares generally will be taxable as ordinary income to the grantee at the time the dividends are received.
Restricted Share Units. A recipient does not recognize taxable income on the grant of restricted share unit awards, but does recognize ordinary income when they vest, unless settlement of the units is deferred in accordance with the requirements of federal tax law. If these requirements are met, the recipient will recognize taxable income when the common shares are delivered. The amount of this ordinary income will be the fair market value of the common shares on the date of vesting or delivery, as applicable, plus the amount of cash payable or paid, as applicable. Any dividends paid on restricted stock unit awards are also taxable as compensation income upon vesting or payment, as applicable. The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of restricted share unit awards.
Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If common shares issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

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If common shares acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the common shares at exercise (or, if less, the amount realized on a sale of such common shares) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering common shares.
If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. With respect to Non-Qualified Options under the Amended Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the common shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering common shares. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.
Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on the Company’s Deductions. The Company generally will be entitled to a deduction for federal income tax purposes as described above with respect to each type of award. For the individual serving as the chief executive officer of the Company at the end of the taxable year and for the individuals serving as officers of the Company or a subsidiary at the end of such year who are among the three highest compensated officers (other than the chief executive officer and chief financial officer) for proxy reporting purposes, Section 162(m) limits the amount of compensation otherwise deductible by the Company and its subsidiaries for such year to $1,000,000 for each such individual, except to the extent that such compensation is “performance-based compensation.”
Vote Required
There are two different sets of voting requirements for the Amended Plan to be approved:
•
Under Texas law, the affirmative vote of a majority of all the votes cast at the meeting is required to approve the Amended Plan. This means that, assuming a quorum is present, the number of “yes votes” cast at the meeting for the proposal must exceed the number of “no votes” cast at the meeting in order for this proposal to be approved. Votes may be cast FOR or AGAINST this proposal. Votes cast FOR the proposal will count as “yes votes” and votes cast AGAINST the proposal will count as “no votes.” Both “yes votes” and “no votes” are counted as votes cast. Neither abstentions nor broker non-votes are treated as votes cast under Texas law and, therefore, they have no effect on the outcome.

•
Under the rules of NYSE Amex, two separate thresholds must be met in order for the Amended Plan to be approved: (1) the number of “yes votes” cast at the meeting for this proposal must be at least a majority of all votes cast (including both “no votes” and abstentions); and (2) the total number of votes cast with respect to this proposal (regardless of whether they are “yes votes,” “no votes” or abstentions) must represent more than 50% of all of the shares entitled to vote on the proposal. The NYSE Amex treats “yes votes,” “no votes” and abstentions as votes cast, but does not treat “broker non-votes” as votes cast. Because the proposal to approve the Amended Plan is a non-routine matter under NYSE Amex rules, brokerage firms, banks and other nominees who hold shares on behalf of their clients in “street name” are not permitted to vote the shares if the clients do not provide instructions (either vote FOR, or vote AGAINST or ABSTAIN) on this proposal. Accordingly, if a majority of the shares entitled to vote are recorded as “broker non-votes” on this proposal, the proposal will not be approved even if all of the shares voted are “yes votes.”

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Recommendation
The Board believes that share-based awards can play an important role in the success of the Company by encouraging and enabling the officers, employees and non-employee Trust Managers of the Company upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board anticipates that providing such persons with a direct stake in the Company’s welfare will assure a closer alignment of the interests of participants in the Amended Plan with those of the Company’s shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The Board believes that the proposed Amended Plan will help the Company to achieve its goals by keeping the Company’s incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board believes that the Amended Plan is in the best interests of the Company and its shareholders and recommends that the shareholders approve the Amended Plan.
The Board unanimously recommends a vote “FOR” the approval of the PMC Commercial Trust Amended and Restated 2005 Equity Incentive Plan.

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AUDIT COMMITTEE REPORT
Since inception, the Company’s Audit Committee has been composed entirely of independent trust managers. The members of the Audit Committee meet the independence and experience requirements of Section 803 of the NYSE Amex Listing Standards and those established by the SEC. In 2010, the Audit Committee held four regular meetings and one other meeting. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee charter is available on the corporate governance section of the Company’s website at www.pmctrust.com.
During 2010, at each of its regularly scheduled meetings, the Audit Committee met with the senior members of the Company’s financial management team. Additionally, the Audit Committee, either through separate private sessions or during its regularly scheduled meetings with the independent registered public accounting firm and the manager of internal control testing, had candid discussions regarding financial management, legal, accounting, auditing and internal control issues.
The Audit Committee has been provided with quarterly updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The updates include discussions with the independent registered public accounting firm about the Company’s internal control assessment process and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee reviewed with executive management, and the manager of internal control testing, (1) the Company’s policies and procedures with respect to risk assessment and risk management and (2) the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs, including the Codes of Conduct.
The Audit Committee recommended to the Board the engagement of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ended December 31, 2010, and reviewed with senior members of the Company’s financial management team and the independent registered public accounting firm, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee has the sole authority to appoint the independent registered public accounting firm. Nonetheless, as it has historically done, the Audit Committee will continue the practice of recommending a shareholder vote, at the Company’s annual meeting, to ratify their appointment of the independent registered public accounting firm.
The Audit Committee has reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K with management including a discussion of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent registered public accounting firm, who are engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting, those matters required to be discussed by the auditors with the Audit Committee in accordance with the Public Company Accounting Oversight Board (PCAOB) AU Section 380, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence for 2010.

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In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports.
In reliance on these reviews and discussions, and the reports of the independent registered public accounting firm, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.
The Audit Committee also recommended the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2011 and the Board concurred with such recommendation.
This section of the proxy statement is not deemed “filed” with the SEC and is not incorporated by reference in the Company’s Annual Report on Form 10-K.
This report is submitted by the following members of the Audit Committee:
Nathan G. Cohen (Chair)
Barry A. Imber
Irving Munn

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PROPOSAL THREE — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Based upon the recommendation of the Audit Committee, the shareholders are urged to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since June 1993 and is familiar with the Company’s affairs and financial procedures. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.
Principal Accounting Firm Fees
Aggregate fees billed to the Company for the years ended December 31, 2010 and 2009 by the Company’s principal accounting firm, PricewaterhouseCoopers LLP, were as follows:

	2010	2009

Audit Fees(a)	$598,000	$565,000
Audit-Related Fees (b)	10,000	30,000
Tax Fees(c)	95,000	84,000
All Other Fees	2,000	2,000

Total	$705,000	$681,000

(a)
Audit fees consisted of professional services performed in connection with (i) the audit of the Company’s annual financial statements and internal control over financial reporting and (ii) review of financial statements included in its quarterly reports on Form 10-Q.

(b)
Consists of fees incurred in connection with the Company’s compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America’s Uniform Single Attestation Program (“USAP”) and for 2009 includes fees for assistance in responding to a comment letter received from the SEC regarding our 2008 Annual Report on Form 10-K and Annual Proxy.

(c)	Tax fees consisted principally of assistance with matters related to tax compliance, tax planning, tax advice and the performance of a transfer pricing analysis.
Pre-Approval Policies
The Company’s Audit Committee, pursuant to its exclusive authority, has reviewed and approved the Company’s engagement of PricewaterhouseCoopers LLP as its independent registered public accounting firm, and the incurrence of all of the fees described above, for 2010. The Audit Committee has selected PricewaterhouseCoopers LLP as independent registered public accounting firm for 2011, subject to review and approval of the final terms of its engagement as such and its audit fees. The Audit Committee has also adopted Pre-Approval Policies for all other services PricewaterhouseCoopers LLP may perform for the Company in 2011. The Pre-Approval Policies detail with specificity the services that are authorized within each of the above-described categories of services and provide for aggregate maximum dollar amounts for such pre-approved services. Any additional services not described or otherwise exceeding the maximum dollar amounts prescribed by the Pre-Approval Policies for 2011 will require the further advance review and approval of the Audit Committee. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair the independent registered public accounting firm’s independence. The Audit Committee has delegated the authority to grant any such additional required approval to its Chairman between meetings of the Audit Committee, provided that the Chairman reports the details of the exercise of any such delegated authority at the next meeting of the Audit Committee.
Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment.
The Board unanimously recommends that you vote FOR this proposal. Proxies solicited by the Board will be so voted unless you specify otherwise in your proxy.

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PROPOSAL FOUR — ADVISORY VOTE ON EXECUTIVE COMPENSATION
Recently enacted federal legislation (Section 14A of the Securities Exchange Act of 1934 pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or the “Dodd-Frank Act”) requires that we include in this Proxy Statement the opportunity for our shareholders to vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers. Your vote, commonly referred to as a “say-on-pay” vote is advisory and so it will not be binding on our Board. However, our Compensation Committee and Board will review and expect to take into consideration the voting results when making future decisions regarding executive compensation. The affirmative vote of a majority of the votes cast at the Meeting is required to approve the proposal.
As described above in detail in the “Compensation Discussion and Analysis” section, our executive compensation system is generally designed to promote the Company’s financial and operational success by (i) attracting, retaining, motivating and rewarding highly qualified and talented executives, including our named executive officers, who will enable us to perform better than our competitors and drive long-term shareholder value; and (ii) reinforcing desired financial business results to our executives, including our named executive officers, and motivating them to make decisions that produce such results. We believe that our executive compensation system appropriately links pay to both the Company’s and the executive’s performance and is well aligned with the long-term interests of our shareholders. Our Compensation Committee does not allocate a fixed percentage to any specific component of compensation, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates our executive officers to provide outstanding service to the Company. We believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately incentivized (without undue risk) the achievement of financial goals that, despite recent challenging economic conditions, have benefited our Company and our shareholders and are expected to drive long-term shareholder value over time.
Accordingly, the Board recommends that our shareholders vote FOR the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in the Proxy Statement for the Company’s 2011 Annual Meeting of Shareholders.”
This is an advisory vote and the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers or otherwise. Our Compensation Committee and Board expects to take into consideration the outcome of the vote when considering future executive compensation decisions.
The Board unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

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PROPOSAL FIVE — ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON
EXECUTIVE COMPENSATION
As required under Section 14A of the Securities Exchange Act of 1934 pursuant to the Dodd-Frank Act, the Board is also asking our shareholders to indicate how often they believe an advisory vote on executive compensation advisory vote, or “say-on-pay” vote, such as that provided for in Proposal Four above should occur. Shareholders may indicate whether they prefer that we hold a “say-on-pay” vote every one year, every two years or every three years, or they may abstain from this vote.
We value the opinion of our shareholders and welcome communication regarding our executive compensation structure and policies. After taking into account various considerations described below, the Board has determined that a say-on-pay vote every two years is the best approach for our Company and our shareholders for a number of reasons, including:
First, we believe that providing our shareholders with an advisory vote on executive compensation every two years will encourage a long-term measured approach to evaluating our executive compensation policies and practices, which is consistent with the Compensation Committee’s philosophy of rewarding performance for the creation of value over time. The Compensation Committee seeks to promote the Company’s financial and operational success by making a portion of executive compensation dependent upon the Company’s and the executive’s performance while also providing some consistency in the relative amount and components of compensation the executive is paid from year-to-year.
Second, we believe that a biennial vote would allow us adequate time to compile meaningful input from shareholders about our compensation practices and respond appropriately. Both the Company and our shareholders would benefit from having more time for a thoughtful and constructive dialogue on why particular compensation practices are appropriate for us.
Finally, we believe a biennial vote would allow periodic changes in compensation practices to be implemented and accounted for in our financial and operational performance. This would allow time for a meaningful evaluation of our performance against our compensation practices including any prior adjustments that we have made in response to the shareholder input that we received.
In contrast, focusing on executive compensation over an annual period may be cumbersome and may not provide sufficient time to obtain meaningful input from our shareholders and evaluate and implement such input. Moreover, it may not provide sufficient time to evaluate the effectiveness of the adjustments made to our compensation practices. In addition, voting on executive compensation every year would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy. At this time, we also believe that voting on executive compensation every three years may be too long of a period between advisory votes.

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Accordingly, the Board recommends that our shareholders vote for a frequency of every two years when voting on the advisory vote on the frequency of a say-on-pay vote as set forth in the following resolution:
You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:
“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote by shareholders to approve the compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure.”
The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by shareholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on the Company, the Board values the opinions of our shareholders and will consider our shareholders’ vote. Nonetheless, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option voted by our shareholders.
The Board unanimously recommends a vote “FOR” the option of once every TWO YEARS as the frequency with which shareholders are provided an advisory vote on executive compensation.

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SHAREHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING
To be included in the proxy statement, any proposals of holders of Shares intended to be presented at the annual meeting of shareholders of the Company to be held in 2012 must be received by the Company, addressed to Mr. Lance B. Rosemore, Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252, no later than December 28, 2011, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. In addition, to be considered timely in accordance with the advance notice provisions of our Bylaws, a proposal sought to be presented directly at the 2012 Annual Meeting must be received no earlier than February 11, 2012 and no later than the close of business March 12, 2012. Assuming that the 2012 Annual Meeting is held within 30 days of the anniversary of the 2011 Annual Meeting, as to all matters which the Company does not have notice on or prior to March 12, 2012, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2012 Annual Meeting to vote on such proposal.
ANNUAL REPORT
We have provided without charge a copy of the annual report to shareholders for fiscal year 2010, which includes a copy of the Form 10-K as filed with the SEC (excluding exhibits) to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a copy of the Annual Report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to the Company’s Investor Relations Department at 17950 Preston Road, Suite 600, Dallas, Texas 75252.
REDUCE DUPLICATE MAILINGS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Availability of Proxy Materials addressed to those shareholders. A number of brokers with account holders who are shareholders of the Company “household” the Company’s proxy materials in this manner. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report or Notice of Availability of Proxy Materials, please follow the instructions described below and notify your broker or the Company’s transfer agent in writing or by telephone. If you currently receive multiple copies of the Notice of Availability of Proxy Materials or proxy statement at your address and would like to request householding of your communications, please contact your broker.
Shareholders of record should contact our transfer agent, American Stock Transfer and Trust, at
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Shareholders who hold their shares in street name should contact their broker.

BY ORDER OF THE BOARD OF TRUST MANAGERS
/s/ Lance B. Rosemore
Lance B. Rosemore
Chairman of the Board and Secretary

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Appendix A
PMC COMMERCIAL TRUST
AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN
SECTION 1 GENERAL PURPOSE OF THE PLAN
The name of the plan is the PMC Commercial Trust Amended and Restated 2005 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to foster and promote the long-term financial success of PMC Commercial Trust (the “Company”) by encouraging and enabling the officers, employees and Independent Trust Managers of upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. This Plan is a restatement of the PMC Commercial Trust 2005 Equity Incentive Plan (the “Prior Plan”) and all awards issued under the Prior Plan shall be subject to the terms of the Prior Plan.
SECTION 2 DEFINITIONS
(a) “Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
(b) “Administrator” is defined in Section 3(a).
(c) “Affiliate” means any entity (whether a corporation, partnership, joint venture or other form of entity) that directly, or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, the Company, except solely with respect to the issuance of Incentive Stock Options, the term “Affiliate” shall be limited to any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code, respectively.
(d) “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Share Options, Non-Qualified Share Options, Restricted Share Awards and Restricted Share Units.
(e) “Award Agreement” means a written or electronic agreement evidencing and setting forth the terms of an Award.
(f) “Board” means the Board of Trust Managers of the Company.
(g) “Change of Control” is defined in Section 13(c).
(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
(i) “Committee” means the Committee of the Board referred to in Section 3.
(j) “Company” means PMC Commercial Trust.
(k) “Date of Grant” means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Section 409A of the Code and the regulations thereunder.
(l) “Effective Date” means the date on which the Plan is approved by shareholders as set forth in Section 15. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
(m) “Fair Market Value” on any given date means the last reported sale price at which the Shares are traded on such date, or, if no Shares are traded on such date, the most recent date on which the Shares were traded, as reported on the NYSE Amex or, if applicable, any other national stock exchange on which the Shares are traded. If the preceding sentence does not apply, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Section 409A of the Code. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(n) “Incentive Share Option” means any Share Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
(o) “Independent Trust Manager” means a member of the Board who is not also an employee of the Company.
(p) “Non-Qualified Share Option” means any Share Option that is not an Incentive Share Option.
(q) “Option” or “Share Option” means any option to purchase Shares granted pursuant to Section 6.
(r) “Participant” means any person who holds an outstanding Award.
(s) “Plan” means this PMC Commercial Trust 2005 Equity Incentive Plan.
(t) “Restricted Share Award” means Awards granted pursuant to Section 7.
(u) “Restricted Share Units” means Awards granted pursuant to Section 8.
(v) “Shares” mean the Common Shares of Beneficial Interest, par value $0.01 per share, of the Company.
(w) “Termination of Service” shall mean the termination of employment of an Employee with the Company and all Affiliates or the termination of service of an Outside Director as a member of the board of directors of the Company and all Affiliates. A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service. Furthermore, a Participant’s service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company or an Affiliate; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s right to return to service with the Company Group is guaranteed by statute or contract. The Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be an Affiliate (or any successor). Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

SECTION 3	ADMINISTRATION OF PLAN: ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS
(a) Committee. The Plan shall be administered by the Compensation Committee of the Board (the “Administrator”).
(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of the Awards, and any combination thereof, granted to one or more Participants;
(iii) to determine the number of Shares to be covered by any Award;
(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi) subject to the provisions of Section 6(a)(ii), to extend at any time the period in which Share Options may be exercised;

(vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Shares and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and
(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and the Participants.
(c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Share Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan. In addition, the Committee in its sole discretion and on such terms and conditions as it may provide may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement.
(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any trust managers’ and officers’ liability insurance coverage which may be in effect from time to time. In addition, the Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company or an Affiliate for determinations to be made pursuant to the Plan.
(e) Award Agreements. Each Award shall be evidenced by an Award Agreement containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted, (ii) the Exercise Price of any Option, (iii) the number of Shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon Shares which may be issued upon exercise of such Award.
SECTION 4 SHARES ISSUABLE UNDER THE PLAN MERGERS; SUBSTITUTION
(a) Shares Issuable. As of the close of business on June  _____, 2011, the aggregate number of Shares reserved and available for issuance under the Plan shall be 500,000 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards which are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided the total number of Shares available for issuance shall not exceed 500,000 Shares. Subject to such overall limitation, Shares may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Share Options with respect to no more than 20,000 Shares may be granted to any one Participant during any calendar year period. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

(b) Changes in Shares. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number of Share Options that can be granted to any one Participant, (iii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Share Award or award of Restricted Share Units, and the price for each Share subject to any then outstanding Share Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options) as to which such Share Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares.
The Administrator may also adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of Shares or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Share Option, without the consent of the Participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.
(c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding Shares are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Shares to an unrelated person or entity (in each case, a “Sale Event”), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each Participant shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such Participant, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
Notwithstanding anything to the contrary in this Section 4(c), in the event of a Sale Event pursuant to which holders of the Shares will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Participants holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per Share pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options; provided, however, that if there is no positive difference in value with respect to one or more of such outstanding Options, then the Company may cancel such Options for no consideration.
(d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for share and share-based awards held by employees, trust managers or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 4(a).

(e) Section 409A Provisions with Respect to Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto.
SECTION 5 ELIGIBILITY
Participants under the Plan will be such full or part-time officers and other employees and Independent Trust Managers of the Company as are selected from time to time by the Administrator in its sole discretion.
SECTION 6 SHARE OPTIONS
The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Share Options to Employees upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the provisions of this Section 6. Share Options granted under the Plan may be either Incentive Share Options or Non-Qualified Share Options. Incentive Share Options may be granted only to employees of the Company. To the extent that any Option does not qualify as an Incentive Share Option, it shall be deemed a Non-Qualified Share Option.
(a) Share Options. Share Options granted pursuant to this Section 6(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and include in the applicable Award Agreement. If the Administrator so determines, Share Options may be granted in lieu of cash compensation at the Participant’s election, subject to such terms and conditions as the Administrator may establish.
(i) Exercise Price. The exercise price per share for the Shares covered by a Share Option granted pursuant to this Section 6(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of shares of the Company or any parent or subsidiary corporation and an Incentive Share Option is granted to such employee, the option price of such Incentive Share Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(ii) Option Term. The term of each Share Option shall be fixed by the Administrator, but no Share Option shall be exercisable more than five (5) years after the date the Share Option is granted.
(iii) Exercisability; Rights of a Shareholder. Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Share Option. A Participant shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options.
(iv) Method, of Exercise. Share Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:
(A) In cash, by certified or bank check or other instrument acceptable to the Administrator; or

(B) Through the delivery (or attestation to the ownership) of Shares that have been purchased by the Participant on the open market or that have been beneficially owned by the Participant for at least one year and are not then subject to restrictions under any Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date. Payment instruments will be received subject to collection. The delivery of certificates representing the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws. In the event a Participant chooses to pay the purchase price by delivery of previously-owned Shares through the attestation method, the number of shares transferred to the Participant upon the exercise of the Share Option shall be net of the number of shares attested to.
(v) Annual Limit on Incentive Share Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Share Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent that any Share Option exceeds this limit, it shall constitute a Non-Qualified Share Option.
(b) Non-transferability of Options. No Share Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all Share Options shall be exercisable, during the Participant’s lifetime, only by the Participant, or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award Agreement regarding a given Option that the Participant may transfer his Non-Qualified Share Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.
SECTION 7 RESTRICTED SHARE AWARDS
The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, grant Restricted Share Awards to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:
(a) Nature of Restricted Share Awards. A Restricted Share Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Shares”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Share Award is contingent on the Participant executing the Restricted Share Award Agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Participants. No more than 40,000 Restricted Shares may be granted to all executive officers in the aggregate and no more than 20,000 Restricted Shares may be granted to all Independent Trust Managers in the aggregate during any fiscal year.
(b) Rights as a Shareholder. Upon execution of a written instrument setting forth the Restricted Share Award and payment of any applicable purchase price, a Participant shall have the rights of a shareholder with respect to the dividend and voting rights of the Restricted Shares, subject to such conditions contained in the written instrument evidencing the Restricted Share Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the Participant shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Share Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 10 below, in writing after the Award Agreement is issued, if any, if a Participant’s employment (or other service relationship) with the Company terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such Participant from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price, if any, from such Participant or such Participant’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by Participant or rights of Participant as a shareholder. Following such deemed reacquisition of unvested Restricted Shares that are represented by physical certificates, Participant shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Share Awards. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the Shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 11 below, in writing after the Award Agreement is issued, a Participant’s rights in any Restricted Shares that have not vested shall automatically terminate upon the Participant’s termination of employment (or other service relationship) with the Company and such Shares shall be subject to the provisions of Section 8(c) above.
SECTION 8 RESTRICTED SHARE UNITS
The Committee may, subject to the limitations of the Plan and the availability of Shares reserved but not previously awarded under this Plan, award Restricted Share Units to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions. A “Restricted Share Unit” is the grant of a right to receive Shares in the future.
(a) Payment of Restricted Share Unit Award. A Restricted Share Unit may only be paid in whole Shares. The share certificate evidencing the Shares payable under a Restricted Share Unit will be issued within an administratively reasonable period after the date on which the Restricted Share Unit vests so that the payment of Shares qualifies for the short-term deferral exception under Section 409A of the Code.
(b) Terms of Restricted Share Unit Awards. The Committee shall determine the dates on which Restricted Share Units granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any Award. Notwithstanding other paragraphs in this Section 8, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Share Units. The acceleration of any Restricted Share Units shall create no right, expectation or reliance on the part of any other Participant or that Participant regarding any other Restricted Share Unit award.
(c) Termination of Service. Unless otherwise determined by the Committee or as set forth in an applicable Award Agreement, upon a Participant’s Termination of Service for any reason, the Participant’s unvested Restricted Share Units as of the date of termination shall be forfeited and any rights the Participant had to such unvested Awards shall become null and void.
(d) Dividends and Other Distributions. The Committee may provide in the applicable Award Agreement whether a Participant holding a Restricted Share Unit shall receive dividend equivalents, either currently or on a deferred basis.
(e) Deferral. Unless expressly permitted by the Committee in the Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to an award of Restricted Share Units. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a Restricted Share Unit to a date or dates after the Restricted Share Unit vests, provided that the terms of the Restricted Share Unit and any deferral satisfy the requirements to avoid imposition of the “additional tax” under Section 409A(a)(1)(B) of the Code.
SECTION 9 TAX WITHHOLDING
(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Share or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator (including a decrease in the net Award to the Participant from a target gross Award to approximate the after-tax value) regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver share certificates to any Participant is subject to and conditioned on tax obligations being satisfied by the Participant.

(b) Payment in Shares. Subject to approval by the Administrator, a Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.
SECTION 10 TRANSFER; LEAVE OF ABSENCE, ETC.
For purposes of the Plan, the following events shall not be deemed a termination of employment:
(a) a transfer to the employment of the Company from a subsidiary or from the Company to a subsidiary, or from one subsidiary to another; or
(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 11 AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 4(b) or 4(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Options or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of Shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Share Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 11 shall limit the Administrator’s authority to take any action permitted pursuant to Section 4(c).
SECTION 12 STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 13 CHANGE OF CONTROL PROVISIONS
Upon the occurrence of a Change of Control as defined in this Section 13:
(a) Except as otherwise provided in the applicable Award Agreement, each outstanding Share Option shall automatically become fully exercisable.
(b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Share Award will be removed.

(c) “Change of Control” shall mean the occurrence of any one of the following events:
(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Trust Managers (“Voting Securities”) or (B) the then outstanding Shares (in either such case other than as a result of acquisition of securities directly from the Company); or
(ii) persons who, as of the Effective Date, constitute the Company’s Board of Trust Managers (the “Incumbent Trust Managers”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a trust manager of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Trust Managers shall, for purposes of this Plan, be considered an Incumbent Trust Manager; or
(iii) the shareholders of the Company shall approve (A) any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50 percent of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other Voting Securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 40 percent or more of the Shares then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other Voting Securities (other than pursuant to a share split, share dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 40 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).
SECTION 14 GENERAL PROVISIONS
(a) No Distribution: Compliance with Legal Requirements. The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof.
No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and share exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Shares and Awards as it deems appropriate.
(b) Delivery of Share Certificates. Share certificates to Participants under this Plan shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Uncertificated Shares shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the Participant by United States mail, at the Participant’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).
(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company.
(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy, as in effect from time to time.

(e) Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.
(f) Right of Offset. The Company will have the right to offset against its obligation to deliver Shares under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an “acceleration” of a payment hereunder within the meaning of Section 409A of the Code. This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.
(g) Prohibition On Deferred Compensation. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Section 409A(d)(1) of the Code and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto.
SECTION 15 EFFECTIVE DATE OF PLAN
This Plan, as amended and restated, shall become effective upon approval by the holders of a majority of the votes cast at a meeting of shareholders at which a quorum is present. No additional grants of Non-Qualified Share Options and other Awards may be made hereunder after the tenth (10th) anniversary of the date such shareholder approval is received and no grants of Incentive Share Options may be made hereunder after the tenth (10th) anniversary of the date the Plan, as amended and restated, is approved by the Board of Trust Managers.
SECTION 16 GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Texas, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF TRUST MANAGERS: March 13, 2011
DATE APPROVED BY SHAREHOLDERS: June                     , 2011

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PROXY	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS OF

PMC COMMERCIAL TRUST
The undersigned hereby appoints Barry N. Berlin and Jan F. Salit, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the common shares of beneficial interest (each a “Share”) of PMC Commercial Trust (“PMC Commercial”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of shareholders of PMC Commercial to be held at 1:00 p.m. Central time, on Friday, June 10, 2011 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.
(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF SHAREHOLDERS OF
PMC COMMERCIAL TRUST
June 10, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.pmctrust.com/proxy.
The Annual Report is available at www.pmctrust.com/annualreport
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■ 20530030030040000000 4	061011

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Item 1.
To consider and elect five members of PMC Commercial’s board of trust managers, each to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.
								FOR	AGAINST	ABSTAIN
					Item 2.	To consider and approve an amendment and restatement of the 2005 Equity Incentive Plan.		☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O O O O	Nathan G. Cohen Martha Rosemore Morrow Barry A. Imber Irving Munn Lance B. Rosemore		The Board recommends you vote “FOR” the approval of the Amended and Restated Equity Incentive Plan.
								FOR	AGAINST	ABSTAIN
					Item 3.	To consider and ratify the appointment of Pricewater-houseCoopers LLP as the independent registered public accounting firm of PMC Commercial for the year ending December 31, 2011.		☐	☐	☐

The Board recommends you vote “FOR” each of the trust manager nominees.					The Board recommends you vote “FOR” the appointment of PricewaterhouseCoopers LLP.

								FOR	AGAINST	ABSTAIN
					Item 4.	To consider and approve, by an advisory vote, executive compensation.		☐	☐	☐

The Board recommends you vote “FOR” the approval of the compensation of our named executive officers.

							1 year	2 years	3 years	ABSTAIN
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					Item 5.	To consider and determine, by an advisory vote, the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

The Board recommends you vote for “TWO YEARS” as the frequency.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED AS RECOMMENDED BY THE BOARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Please mark, sign and return this proxy in the enclosed envelope or by facsimile. The undersigned acknowledges receipt from PMC Commercial of a Notice of Annual Meeting of Shareholders and a proxy statement.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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